                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement             [ ] CONFIDENTIAL, FOR USE OF THE
COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
                   NUVEEN TAX-EXEMPT MONEY MARKET FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

(5) Total fee paid:

--------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

--------------------------------------------------------------------------------

(2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

(3) Filing Party:

--------------------------------------------------------------------------------

(4) Date Filed:

--------------------------------------------------------------------------------

Notes:

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
    [ ] CONFIDENTIAL, FOR USE OF THE
COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
                         NUVEEN TAX-FREE RESERVES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

(5) Total fee paid:

--------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

--------------------------------------------------------------------------------

(2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

(3) Filing Party:

--------------------------------------------------------------------------------

(4) Date Filed:

--------------------------------------------------------------------------------

Notes:

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement             [ ] CONFIDENTIAL, FOR USE OF THE
COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
                    NUVEEN TAX-FREE MONEY MARKET FUND, INC.
                  (Nuveen New York Tax-Free Money Market Fund)
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

(5) Total fee paid:

--------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

--------------------------------------------------------------------------------

(2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

(3) Filing Party:

--------------------------------------------------------------------------------

(4) Date Filed:

--------------------------------------------------------------------------------

Notes:

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement             [ ] CONFIDENTIAL, FOR USE OF THE
COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
                     NUVEEN CALIFORNIA TAX-FREE FUND, INC.
                 (Nuveen California Tax-Free Money Market Fund)
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

(5) Total fee paid:

--------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

--------------------------------------------------------------------------------

(2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

(3) Filing Party:

--------------------------------------------------------------------------------

(4) Date Filed:

--------------------------------------------------------------------------------

Notes:

                                                                     NUVEEN LOGO

TWO NEW WAYS TO VOTE . . . IT'S EASIER THAN EVER!

In addition to the option of mailing your proxy card, there are now two other ways to vote your proxy -- by telephone and by computer over the Internet. Either way will save you time and helps reduce your fund's expenses. It's fast, convenient, and your vote is immediately confirmed and posted. So, after you read the enclosed proxy statement, have your proxy cards handy and vote by telephone or over the Internet!

BY TELEPHONE

Call the toll-free number listed on your proxy card
Enter your 12-digit control number located on the right portion of your proxy card
Follow the simple recorded instructions

OVER THE INTERNET

Go to www.proxyvote.com
Enter your 12-digit control number located on the right portion of your proxy card
Follow the simple instructions

If you vote by telephone or over the Internet, you do not need to mail the proxy card.

                                                                     NUVEEN LOGO

                           IMPORTANT INFORMATION FOR
                     NUVEEN MONEY MARKET FUND SHAREHOLDERS

The Nuveen Tax-Free Reserves, Nuveen Tax-Exempt Money Market Fund, Nuveen California Tax-Free Money Market Fund and Nuveen New York Tax-Free Money Market Fund will host a Special Shareholder Meeting on Friday, June 4, 1999, at Nuveen headquarters in Chicago, Illinois. At the meeting, you will be asked to approve several important proposals affecting the fund you own.

The first few pages of this booklet summarize the funds' proposals and explain the proxy process -- including how to cast your vote. Before you vote, please read the full text of the proxy statement for a more complete understanding of the proposals.

Q. WHY IS MY FUND CALLING A SPECIAL SHAREHOLDER MEETING?
A. Your fund has called this meeting to obtain your approval for some important changes related to how the fund operates. These changes are part of Nuveen's ongoing efforts to enhance the attractiveness and competitiveness of its mutual funds by streamlining and standardizing with common industry practice key aspects of the funds, including investment management, compliance and administrative functions, service fees and corporate structure.

Q. WHAT SPECIFIC CHANGES ARE YOU PROPOSING?
A. We are asking you to (i) approve a new investment management agreement and (except for the Tax-Exempt Money Market Fund) a new Rule 12b-1 Plan; (ii) approve amendments to each fund's investment objective and policies; and
   (iii) approve the reorganization of each fund into a separate series of a newly-created Massachusetts business trust. We're also asking you to take action on two administrative matters: the election to new terms of the seven directors who currently serve on your fund's Board, and the ratification of Arthur Andersen as your fund's independent auditor.

Q. HOW WILL THESE CHANGES AFFECT ME?
A. The proposed changes will not affect the day-to-day management of your fund's portfolio or its investment strategies. These changes are designed to enable your fund to operate more efficiently by streamlining and standardizing key aspects of your fund's operation and to conform your fund's fee and expense levels to industry norms. While several of the changes over time may increase fund net operating expenses, on balance we believe the changes overall will help make the fund more attractive to investors and their financial advisers, increase operating efficiency, and enhance your fund's ability to continue to offer competitive returns over time.

Q. HOW DO THE NEW AND OLD INVESTMENT MANAGEMENT AGREEMENTS DIFFER?
A. There are two differences between the old and new agreements. First, the new agreement has a management fee schedule with more fee breakpoints. This means that the management fees your fund pays will decline more quickly than before as fund assets grow. Second, the new agreement replaces your fund's current contractual expense cap with a market-based, discretionary expense cap. This means that Nuveen will no longer reimburse fund expenses to a contractually-stipulated level. Instead, Nuveen would be able to use its discretion when setting reimbursement levels, taking into account such market factors as a fund's expense ratio relative to its peers and its ability to offer shareholders competitive returns. As a result, fund net operating expenses will not increase precipitously if the new agreement is approved. We believe a market-based expense cap policy provides your fund's adviser greater flexibility than a contractually-stipulated policy in responding to market and competitive conditions. If approved, this change initially will have no impact on fund expenses, because Nuveen will maintain fund net operating expenses at their current levels at least through December 31, 1999.

Q. HOW ARE YOU CHANGING MY FUND'S INVESTMENT OBJECTIVES AND POLICIES?
A. We are seeking your approval to change the wording but not the substance of your fund's investment objective; this will have no impact on your fund's day-to-day portfolio management. We're doing this in order to simplify the administration of our money market funds by adopting a standardized formulation of the fund's investment objective.

   We're also seeking your approval to eliminate two outdated investment policies that were originally adopted to comply with now obsolete state securities laws. The first seeks to limit investment risk by restricting the fund's ability to invest in securities of "unseasoned" companies with limited or no long-term track record in business. As a tax-exempt money market fund, your fund does not invest in companies. Rather, it invests in bonds issued by state and local governments and government authorities. For this reason, this policy has not been relevant to your fund's investment strategy and its elimination would have no impact on your fund's operation. The second seeks to prevent conflicts of interest by restricting the fund's ability to invest in securities which fund officers also own. We believe your fund's Code of Ethics, which restricts the investment activities of fund management personnel and was adopted pursuant to SEC rules, is sufficient to prevent potential conflicts of interest.

   Q. HOW DO THE NEW AND OLD SERVICE PLANS DIFFER?
A. Currently, service fees (under Rule 12b-1 and non-Rule 12b-1 Plans) are borne equally by the fund and Nuveen. However, it is standard industry practice for funds to pay for various services that shareholders receive, either indirectly through the fund, such as custodian or transfer agency fees, or directly from authorized dealers, such as 12b-1 service fees. Under the new Plan, the fund will have full responsibility for paying 12b-1 service fees to authorized dealers who provide ongoing account service and maintenance to fund shareholders. While this will increase modestly the fund's gross (before reimbursements) operating expenses, we believe this is an appropriate expense for the fund to bear in full. For the Nuveen Tax-Free Reserves Fund, the new Plan also reduces the maximum service fee paid to authorized dealers from 0.30% to 0.25% in order to conform with NASD limits on such fees.

   Note: Nuveen Tax-Exempt Money Market Fund is for institutional investors and does not and will not have a Rule 12b-1 Plan.

Q. WHAT HAPPENS IF EACH SHARE CLASS OF THE NEW YORK AND CALIFORNIA MONEY MARKET FUNDS APPROVES THE NEW 12B-1 PLAN?
A. At the same time the new 12b-1 Plan is implemented, Nuveen will also consolidate the existing three share classes of each fund into a single share class. The original reasons behind each fund's creation of three different share classes are no longer relevant. By consolidating share classes, we expect to be able to operate each fund more efficiently.

Q. WHAT ARE THE BENEFITS OF REORGANIZING MY FUND INTO A MASSACHUSETTS BUSINESS TRUST?
A. Currently, your fund is organized as either a Minnesota or a Maryland corporation. Reorganization of your fund into a series of a newly-created Massachusetts business trust is an administrative change that by itself will not change your fund's investment objective, policies or operations. By organizing your fund the same way as all other Nuveen mutual funds, we expect to be able to operate your fund more efficiently at lower cost.

Q. HAS THE FUNDS' BOARD OF DIRECTORS APPROVED THE PROPOSALS?
A. Yes. The directors of your fund have unanimously agreed that these proposals are in your best interests and recommends that you vote "FOR" each proposal.

Q. ARE YOU PLANNING ANY ADDITIONAL CHANGES TO THE FUNDS?
A. Yes. We plan to make several additional changes, which do not require prior shareholder approval, at the same time we implement the proposals described in this booklet, if approved by shareholders. We plan on changing the name of Nuveen Tax-Free Reserves to Nuveen Municipal Money Market Fund; changing the name of Nuveen California Tax-Free Money Market Fund to Nuveen California Tax-Exempt Money Market Fund; changing the name of Nuveen New York Tax-Free Money Market Fund to Nuveen New York Tax-Exempt Money Market Fund, and changing the name of Nuveen Tax-Exempt Money Market Fund to Nuveen Institutional Tax-Exempt Money Market Fund. We also plan to begin investing in AMT bonds, whose income is subject to the federal alternative minimum tax, for all our municipal money market funds except the Nuveen Institutional Tax-Exempt Money Market Fund. These funds are already permitted to do so, but have not taken advantage before of the opportunity AMT bonds provide to earn higher yields. Nuveen Municipal Money Market Fund will be able to invest without limit in AMT bonds, while our California and New York Tax-Exempt Money Market Funds will invest up to 20% of their respective net assets in AMT bonds.

Q. WHO PAYS THE COSTS OF THE SHAREHOLDER MEETING?
A. Each fund will pay a pro-rata portion of the costs of the meeting, including all costs related to printing, mailing and tabulation of proxies. These are estimated to be $0.0004 per share. By voting immediately, you can help your fund avoid the considerable expense of a second proxy solicitation.

Q. DO I NEED TO VOTE?
A. We encourage you to participate in the governance of your fund; your vote makes a difference. If enough shareholders do not vote, your fund may not receive enough votes to proceed with the meeting. If this happens, we'll have to mail proxy materials again, which raises the costs of the meeting for all shareholders.

Q. HOW DO I VOTE?
A. You may vote in person, by mail, by telephone or over the Internet. To vote in person, you may attend the special meeting of shareholders which will be held in the 31st floor conference room of John Nuveen & Co. Incorporated located at 333 West Wacker Drive, Chicago, Illinois on Friday, June 4, 1999. To vote by mail, please mark, sign and date the enclosed proxy card(s), and mail it in the enclosed reply envelope, allowing sufficient time for your proxy to be received on or before Friday, June 4, 1999. No postage is required if the proxy is mailed in the United States. To vote by telephone, call the number indicated on your proxy card, enter the 12-digit control number found in the right portion of your proxy card, and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to www.proxyvote.com, enter the 12-digit control number found on the right portion of your proxy card, and follow the instructions, using your proxy card as a guide.

Q. WHOM DO I CALL IF I HAVE QUESTIONS?
A. If you need assistance, or have any questions regarding our proposals or how to vote, please call your financial adviser. We would also be happy to answer your questions; you may call us at (800) 257-8787 weekdays between 7:00 a.m. and 7:00 p.m., Central time.

                                  NUVEEN LOGO
                                                                  APRIL 19, 1999

                   NUVEEN TAX-EXEMPT MONEY MARKET FUND, INC.
                         NUVEEN TAX-FREE RESERVES, INC.
                    NUVEEN TAX-FREE MONEY MARKET FUND, INC.
                  (NUVEEN NEW YORK TAX-FREE MONEY MARKET FUND)
                     NUVEEN CALIFORNIA TAX-FREE FUND, INC.
                 (NUVEEN CALIFORNIA TAX-FREE MONEY MARKET FUND)

                             333 WEST WACKER DRIVE
                            CHICAGO, ILLINOIS 60606

DEAR SHAREHOLDER:

A special shareholder meeting of the Nuveen Tax-Exempt Money Market Fund, Inc., Nuveen Tax-Free Reserves, Inc., Nuveen Tax-Free Money Market Fund, Inc. (Nuveen New York Tax-Free Money Market Fund), and Nuveen California Tax Free Fund, Inc. (Nuveen California Tax-Free Money Market Fund) (each a "Fund" and, together, the "Funds") has been scheduled for Friday, June 4, 1999. Shareholders of record as of the close of business on Tuesday, April 6, 1999, are entitled to vote at the meeting and any adjournment thereof.

You are, of course, welcome to join us at the meeting, but most shareholders cast their votes by marking, signing and returning the enclosed proxy card(s). Whether or not you plan to attend the meeting, we need your vote. By voting immediately, you can help your fund avoid the considerable expense of a second proxy solicitation. Please promptly mark, sign, date and return the enclosed proxy card(s) in the enclosed postage-paid envelope so that the maximum number of shares are voted. As an alternative to using the enclosed paper proxy card to vote, you may vote either by telephone or over the Internet.

The attached proxy statement gives you detailed information about each of the following proposals on which you will be asked to vote:

     1. Election of seven Board nominees (voted on separately by shareholders of each Fund).

     2. Approval of a new investment management agreement with Nuveen Advisory Corp. (voted on separately by shareholders of each Fund).

     3. Approval of a new Rule 12b-1 Plan. In addition, for the New York and California Tax-Free Money Market Funds, approval of a class consolidation and, as necessary, an implementing amendment to the Articles of Incorporation (voted on by shareholders of each class of each Fund, voting separately by Fund and separately by class) (not applicable to the Nuveen Tax-Exempt Money Market Fund, Inc.).

     4. Approval of the reorganization of each Fund into a separate series of the Nuveen Money Market Trust, a newly-created Massachusetts business trust, and subsequent dissolution of the Fund (voted on separately by shareholders of each Fund). In addition, for the Nuveen California Tax-Free Money Market Fund, approval of an amendment to the Articles of Incorporation to permit the reorganization to be approved by the affirmative vote of a majority, rather than two-thirds, of the shares entitled to vote.

     5. Approval of amendments to each Fund's investment objective (voted on separately by shareholders of the relevant Fund).

     6. Approval of the elimination of certain fundamental policies (voted on separately by shareholders of each Fund, voting separately on each policy).

     7. Ratification of the selection of independent auditors (voted on separately by shareholders of each Fund).

The enclosed proxy statement describes the proposals in greater detail.

Shareholders also will be asked to take such other action and consider such other business as may properly come before the meeting or any adjournment thereof.

THE DIRECTORS OF YOUR FUND'S BOARD HAVE UNANIMOUSLY AGREED THAT THESE PROPOSALS ARE IN THE BEST INTERESTS OF SHAREHOLDERS AND URGE YOU TO VOTE "FOR" ALL PROPOSALS.

Your vote is very important. Please do not hesitate to call (800) 257-8787 if you have any questions about the proposals under consideration. Thank you for taking the time to consider these important proposals. We appreciate your continued support and confidence in Nuveen and our family of investments.

Very truly yours,
/s/ TIMOTHY R. SCHWERTFEGER
Timothy R. Schwertfeger
Chairman of the Board of Directors

                                  NUVEEN LOGO

                                                                  APRIL 19, 1999

                   NUVEEN TAX-EXEMPT MONEY MARKET FUND, INC.
                         NUVEEN TAX-FREE RESERVES, INC.
                    NUVEEN TAX-FREE MONEY MARKET FUND, INC.
                  (NUVEEN NEW YORK TAX-FREE MONEY MARKET FUND)
                     NUVEEN CALIFORNIA TAX-FREE FUND, INC.
                 (NUVEEN CALIFORNIA TAX-FREE MONEY MARKET FUND)

                             333 WEST WACKER DRIVE
                            CHICAGO, ILLINOIS 60606

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 4, 1999

Notice is hereby given that a Special Meeting of Shareholders of each of the above-referenced funds (each a "Fund" and, together, the "Funds") will be held in the 31st floor conference room of John Nuveen & Co. Incorporated, the Funds' distributor ("Nuveen"), 333 West Wacker Drive, Chicago, Illinois, on Friday, June 4, 1999 at 10:00 a.m., Central time. Shareholders of record as of the close of business on April 6, 1999, for each Fund are entitled to notice of the meeting and are eligible to vote. At the meeting, the shareholders will be asked to consider and act on the following proposals:

        1. Election of seven Board nominees (voted on separately by shareholders of each Fund).

        2. Approval of a new investment management agreement with Nuveen Advisory Corp. (voted on separately by shareholders of each Fund).

        3. Approval of a new Rule 12b-1 Plan. In addition, for the New York and California Tax-Free Money Market Funds, approval of a class consolidation and, as necessary, an implementing amendment to the Articles of Incorporation (voted on by shareholders of each class of each Fund, voting separately by Fund and separately by class) (not applicable to the Nuveen Tax-Exempt Money Market Fund, Inc.).

        4. Approval of the reorganization of each Fund into a separate series of the Nuveen Money Market Trust, a newly-created Massachusetts business trust, and subsequent dissolution of the Fund (voted on separately by shareholders of each Fund). In addition, for the Nuveen California Tax-Free Money Market Fund, approval of an amendment to the Articles of Incorporation to permit the reorganization to be approved by the affirmative vote of a majority, rather than two-thirds, of the shares entitled to vote.

        5. Approval of amendments to each Fund's investment objective (voted on separately by shareholders of the relevant Fund).

        6. Approval of the elimination of certain fundamental policies (voted on separately by shareholders of each Fund, voting separately on each policy).

        7. Ratification of the selection of independent auditors (voted on separately by shareholders of each Fund).

Shareholders also will be asked to take such other action and consider such other business as may properly come before the meeting or any adjournment thereof.

On your proxy card(s), you may vote "FOR," or "WITHHOLD" authority to vote for (i.e., vote against), all of the Board nominees in Proposal 1 by checking a single box, or you may vote "FOR," or "WITHHOLD" authority to vote for, each individual nominee. For Proposals 2 - 7, you may vote "FOR," "AGAINST," or "ABSTAIN" on these proposals as a group by checking a single box, or you may vote "FOR" or "AGAINST" or "ABSTAIN" on each proposal individually. In accordance with their own discretion, the persons designated as proxies are authorized to vote on such other business as may properly come before the meeting.

All shareholders are cordially invited to attend the meeting. In order to avoid delay and additional expense for your Fund, and to assure that your shares are represented, please vote as promptly as possible, whether or not you plan to attend the meeting. You may vote by mail, telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card, enter the 12-digit control number found on the right portion of your proxy card, and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to www.proxyvote.com, enter the 12-digit control number found on the right portion of your proxy card, and follow the instructions, using your proxy card as a guide.

By Order of each Board of Directors

Gifford R. Zimmerman
Vice President and Secretary

                                  NUVEEN LOGO

                                                                  APRIL 19, 1999

                   NUVEEN TAX-EXEMPT MONEY MARKET FUND, INC.
                         NUVEEN TAX-FREE RESERVES, INC.
                    NUVEEN TAX-FREE MONEY MARKET FUND, INC.
                  (NUVEEN NEW YORK TAX-FREE MONEY MARKET FUND)
                     NUVEEN CALIFORNIA TAX-FREE FUND, INC.
                 (NUVEEN CALIFORNIA TAX-FREE MONEY MARKET FUND)

                             333 WEST WACKER DRIVE
                            CHICAGO, ILLINOIS 60606

                             JOINT PROXY STATEMENT

This Joint Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (each a "Board") of each of the Nuveen Tax-Exempt Money Market Fund, Inc. (the "Tax-Exempt Fund"); Nuveen Tax-Free Reserves, Inc. (the "Tax-Free Fund"); Nuveen New York Tax-Free Money Market Fund, (the "New York Fund") a series of Nuveen Tax-Free Money Market Fund, Inc.; and Nuveen California Tax-Free Money Market Fund (the "California Fund"), a series of Nuveen California Tax-Free Fund, Inc. (each a "Fund" and, together, the "Funds"), to be voted at a special meeting of shareholders of each Fund, to be held on Friday, June 4, 1999, at the 31st floor conference room of John Nuveen & Co. Inc., the Funds' distributor ("Nuveen"), 333 West Wacker Drive, Chicago, Illinois, and at any and all adjournments thereof. This proxy statement and proxy card(s) are first being mailed to shareholders on or about April 20, 1999.

The primary purposes of the meeting are to ask shareholders to: (i) elect seven nominees to the Board; (ii) approve a new investment management agreement and (except for the Tax-Exempt Fund) a new Rule 12b-1 Plan; (iii) approve amendments to each Fund's investment objective and fundamental policies; and (iv) approve the reorganization of each Fund into a separate series of a newly-created Massachusetts business trust.

Please vote as promptly as possible. The following voting instructions are intended for shareholders who hold their shares with a Fund. If you hold shares with your brokerage firm, contact the fund or your financial adviser for information on how to vote. You may vote by mail, telephone or over the Internet. To vote by mail, please mark, sign and date the enclosed proxy card(s), and mail it in the enclosed reply envelope, allowing sufficient time for your proxy to be received on or before Friday, June 4, 1999. No postage is required if the proxy is mailed in the United States. To vote by telephone, call the toll-free number located on your proxy card, enter the 12-digit control number found on the right portion of your proxy card, and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to www.proxyvote.com, enter the 12-digit control number found on the right portion of your proxy card, and follow the instructions, using your proxy card as a guide. If your proxy is properly voted, the shares represented by the proxy card will be voted at the meeting in accordance with your instructions. If no instructions are specified, however, your shares will be voted "FOR" each proposal listed below.

The shareholders of each Fund are entitled to vote on Proposals 1, 2 and 4-7. The shareholders of each Fund, except the Tax-Exempt Fund, are entitled to vote on Proposal 3, with the New York and California Funds voting separately by class. With respect to Proposal 5, shareholders are entitled to vote on the investment objective of their respective Fund of which they are shareholders.

------------------------------------------------------------------------------------------------------
PROPOSAL                                            Shareholders Entitled to Vote
------------------------------------------------------------------------------------------------------
Proposal 1 -- Election of Board Nominees            Shareholders of each Fund, voting separately by
                                                    Fund.
Proposal 2 -- Approval of Investment Management     Shareholders of each Fund, voting separately by
              Agreement                             Fund.
Proposal 3 -- Approval of Rule 12b-1 Plan. In       Shareholders of each Fund, voting separately by
              addition, for the California and New  Fund and separately by class. Not applicable to
              York Funds, Class Consolidation, and  the Tax-Exempt Fund.
              as necessary, an Implementing
              Amendment to Articles of
              Incorporation
Proposal 4 -- Approval of Plan and Agreement of     Shareholders of each Fund, voting separately by
              Reorganization. In addition, for the  Fund.
              California Fund, approval of an
              amendment to the Articles of
              Incorporation to permit the
              reorganization to be approved by the
              affirmative vote of a majority,
              rather than two-thirds, of the
              shares entitled to vote.
Proposal 5 -- Approval of Amendments to Investment  Shareholders of each Fund voting separately on the
              Objectives                            investment objective of that Fund.

------------------------------------------------------------------------------------------------------
PROPOSAL                                            Shareholders Entitled to Vote
------------------------------------------------------------------------------------------------------
Proposal 6 -- Approval of the Elimination of        Shareholders of each Fund, voting separately by
              Certain Fundamental Policies          Fund and separately on each policy.
Proposal 7 -- Ratification of the Selection of the  Shareholders of each Fund, voting separately by
              Independent Auditors                  Fund.
------------------------------------------------------------------------------------------------------

Shareholders of record at the close of business on April 6, 1999 are entitled to vote at the meeting. Each whole share entitles the holder of record to one vote, and each fractional share held entitles the holder of record to a proportionate fractional vote, on each matter to be acted upon at the meeting. Shares of each Fund entitled to vote at the meeting that are represented by properly executed proxies will, unless such proxies have been revoked, be voted in accordance with the instructions indicated on the proxies. Proxies may be revoked at any time before the meeting date by filing a written notice of revocation, voting a subsequent proxy, or attending the meeting and voting in person.

Shareholders may vote "FOR," or "WITHHOLD" authority to vote for (i.e., vote against), all of the Board nominees in Proposal 1 by checking a single box, or you may vote "FOR," or "WITHHOLD" authority to vote for, each individual nominee. For Proposals 2-7 you may vote "FOR" or "AGAINST" these proposals as a group by checking a single box, or you may vote"FOR" or "AGAINST" each proposal individually.

The table below shows the approximate number of shareholders of each Fund (or for each class of shares of each Fund) solicited by this proxy statement.

--------------------------------------------------
                                         SHARES
FUND                                   OUTSTANDING
--------------------------------------------------
Tax-Exempt Fund                        386,887,021
Tax-Free Fund                          257,228,038
New York Fund
  -- Institutional Series                   16,666
  -- Distribution Plan Series           33,139,517
  -- Service Plan Series                 1,257,956
California Fund
  -- Institutional Series                3,054,853
  -- Distribution Plan Series           59,675,765
  -- Service Plan Series                16,668,046
--------------------------------------------------

                                  INTRODUCTION

This meeting is being called to ask shareholders to consider and vote on a number of proposals relating to various operational aspects of the Nuveen Money Market Funds. Together, the proposals are a part of Nuveen's efforts to streamline and standardize with common industry practice key aspects of its mutual funds, including investment management, compliance and administrative functions, as well as corporate structure. As money market funds, the Funds have similar investment objectives and policies and are subject to substantially similar compliance requirements. The proposals are designed to capitalize on these similarities and create greater consistency and uniformity among the Funds as well as Nuveen's other mutual funds. If approved, we believe that these proposals will enable the Funds to operate efficiently over time and thereby enhance the Funds' attractiveness to investors and advisers.

Currently, the Funds are organized as separate corporate entities, either as Maryland or Minnesota corporations. Under the proposed plan of reorganization (Proposal 4), the Funds would reorganize into the Nuveen Money Market Trust, a newly-created Massachusetts business trust, and each Fund would exist as a separate series of the Trust. As a separate series of a Massachusetts business trust, each Fund would retain, among other things, its own shareholders and portfolio investments, as well as the ability to enter into agreements and business arrangements separate and apart from the other Funds, if needed.

Proposals 1-3 and 5-7 relate to various aspects of Fund operations. The results of the shareholder vote on these proposals will be implemented regardless of whether the plan of reorganization (Proposal 4) is approved. In other words, depending on the outcome of the vote on the plan of reorganization, each Fund will implement the results of Proposals 1-3 and 5-7 in its current structure, as a Maryland or Minnesota corporation, or in its new structure, as a series of the Nuveen Money Market Trust.

PROPOSAL 1. CONSIDERATION AND ELECTION OF BOARD NOMINEES.
            (BY EACH FUND)

At the meeting, shareholders of each Fund will be asked to consider and elect seven Board nominees. The persons named in the accompanying proxy card(s) intend, in the absence of contrary instructions, to vote all proxies on behalf of shareholders "FOR" the election of Messrs. Robert P. Bremner, Lawrence H. Brown, Peter R. Sawers, William J. Schneider and Timothy R. Schwertfeger, and Mmes. Anne E. Impellizzeri and Judith M. Stockdale.

Each nominee is a current Board member. Mr. Schwertfeger is considered to be an "interested person" of each Fund, as that term is defined under the Investment Company Act of 1940 (the "1940 Act"). The other nominees are not "interested persons" of any Fund and, as such, are called "independent" nominees or directors. Each Board and its Nominating Committee recommends that shareholders vote "FOR" the election of the nominees.

The proposal to elect the nominees is being presented for shareholder approval pursuant to requirements under the 1940 Act. Under the 1940 Act, Board members may not fill vacancies unless at least two-thirds of the members holding office after such vacancies are filled have been elected by the shareholders. This proposal, if approved, will provide the Board members with operating flexibility by making it possible for the Boards to fill vacancies that may occur in the future.

Each nominee has consented to being named in this proxy statement and to serve as a Board member, if elected. However, if any nominee is not available for election at the time of the meeting, the proxies may be voted for such other person(s) as shall be determined by the persons acting under the proxies in their discretion. The Funds know of no reason why any nominee would be unable or unwilling to serve as a Board member if elected.

The term of each person elected as a Board member will begin on the date that the results of this special meeting are implemented until the next meeting held for the purpose of electing Board members or until his or her successor is elected and duly qualified.

Upon each nominee's election and qualification, the seven nominees listed below will constitute each Fund's entire Board, until such time as the Board may vote to appoint additional members or to change or alter the constitution of the Board. There currently is a vacancy on each Board. No candidate has been selected to fill this vacancy. Proxies cannot be voted for a greater number of persons than the number of nominees named in this proxy statement.

GENERAL INFORMATION ABOUT THE NOMINEES

The following table lists each nominee who is standing for election and the nominee's age, business experience during the past five years and other board memberships, the year in which the nominee was first elected or appointed to the Board and the nominee's Fund shareholdings as of March 15, 1999. As of that date, the nominees as a group beneficially owned an aggregate of less than 1% of the shares of each Fund, and the directors and officers as a group beneficially owned an aggregate of less than 1% of the shares of each Fund.

---------------------------------------------------------------------------------------------------------------------------
                                                                                                 TOTAL SHARES BENEFICIALLY
                                                  YEAR FIRST ELECTED OR       FUND SHARES          OWNED OF OTHER FUNDS
        NAME, AGE, FIVE-YEAR BUSINESS               APPOINTED A BOARD         BENEFICIALLY         IN THE NUVEEN FAMILY
       EXPERIENCE AND DIRECTORSHIPS(1)                   MEMBER                  OWNED                   OF FUNDS
---------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner, 58, private investor and        In 1997 for all Funds                0                            12,349(2)
management consultant
Lawrence H. Brown, 64, retired in August 1989      In 1993 for all Funds                0                             7,265(3)
as Senior Vice President of The Northern
Trust Company (banking and trust industry)
Anne E. Impellizzeri, 66, Executive Director       In 1994 for all Funds                0                             3,221
(since 1998) of Manitoga (center for Russell
Wright's design/home and landscape); formerly
President and Chief Executive Officer of
Blanton-Peale Institute (a training and
counseling organization)
Peter R. Sawers, 66, Adjunct Professor of          In 1991 for all Funds              958(4)                         12,108
Business and Economics, University of
Dubuque, Iowa; Adjunct Professor, Lake Forest
Graduate School of Management, Lake Forest,
Illinois; Chartered Financial Analyst;
Certified Management Consultant
William J. Schneider, 54, Senior partner and       In 1997 for all Funds                0                            39,008
Chief Operating Officer, Miller-Valentine
Partners; Vice President, Miller-Valentine
Group (Commercial real estate); Member
Community Advisory Board, National City Bank,
Dayton, Ohio

---------------------------------------------------------------------------------------------------------------------------
                                                                                                 TOTAL SHARES BENEFICIALLY
                                                  YEAR FIRST ELECTED OR       FUND SHARES          OWNED OF OTHER FUNDS
        NAME, AGE, FIVE-YEAR BUSINESS               APPOINTED A BOARD         BENEFICIALLY         IN THE NUVEEN FAMILY
       EXPERIENCE AND DIRECTORSHIPS(1)                   MEMBER                  OWNED                   OF FUNDS
---------------------------------------------------------------------------------------------------------------------------
*Timothy R. Schwertfeger, 50, Chairman of the      In 1994 for all Funds          567,472(4)                        227,111(5)
Board of the Funds (since July 1996); Trustee
and President of the Funds advised by Nuveen
Institutional Advisory Corp. (since July
1996); Chairman (since July 1996), Director,
and previously Executive Vice President, of
The John Nuveen Company, John Nuveen & Co.
Incorporated, Nuveen Advisory Corp. and
Nuveen Institutional Advisory Corp; Director
(since 1996) of Institutional Capital
Corporation; Chairman and Director of Nuveen
Asset Management, Inc.; Chairman and Director
of Rittenhouse Financial Services Inc. (since
1999)
Judith M. Stockdale, 51, Executive Director        In 1997 for all Funds                0                                 0
(since 1994) of the Gaylord and Dorothy
Donnelley Foundation, (a private family
foundation); Executive Director of the Great
Lakes Protection Fund (from 1990 to 1994)
---------------------------------------------------------------------------------------------------------------------------

 * Mr. Schwertfeger is an interested person of each Fund due to his association with Nuveen Advisory Corp., the Funds' investment manager, John Nuveen & Co. Incorporated, the Funds' principal underwriter and distributor, and their affiliates.

(1) Nominees may be contacted by writing to 333 West Wacker Drive, Chicago, Illinois 60606.

(2) Represents shares owned by Mr. Bremner's spouse. Mr. Bremner disclaims beneficial ownership of these shares.

(3) All of Mr. Brown's shares are held in a revocable trust.

(4) Mr. Sawers holds shares of the Tax-Free Fund. Mr. Schwertfeger holds shares of the Tax-Exempt Fund jointly with his spouse.

(5) Includes shares held by Mr. Schwertfeger in Nuveen's 401(K)/Profit Sharing Plan.

In January 1999, options on the common stock of The John Nuveen Company in the amount of 220,000 shares were granted to Timothy R. Schwertfeger. The options granted to Mr. Schwertfeger have an exercise price of $30.00 per share and remain outstanding until February 2006.

BOARD MEMBERSHIP ON OTHER NUVEEN FUNDS

As of April 6, 1999, the nominees were board members of 32 Nuveen open-end funds, excluding these Funds, and 52 Nuveen closed-end funds, each of which is managed by Nuveen Advisory Corp. In addition, as of April 6, 1999, Mr. Schwertfeger was a board member of six open-end and five closed-end funds, each of which is managed by Nuveen Institutional Advisory Corp., an affiliate of Nuveen Advisory.

BOARD MEETINGS AND COMMITTEES

The Boards held four regular and two special meetings during the Funds' last fiscal year. Each Board member attended at least 75% of all meetings, including committee meetings.

Committees

Executive Committees. Each Board has an Executive Committee. Each Executive Committee, which may meet between regular meetings of the Board, is authorized to exercise all of the powers of and to act in the place and stead of the Board to the full extent permitted by the Fund's charter and by-laws; provided that the scope of the powers of the Executive Committee, unless otherwise specifically authorized by the full Board, shall be limited to (i) emergency matters where assembling the full Board in a timely manner is impracticable (and in which event management would take all reasonable steps to quickly notify the individual Board members of the actions taken by the Executive Committee), or
(ii) matters of an administrative or ministerial nature.

The current members of each Executive Committee are Peter R. Sawers (current director and nominee) and Timothy R. Schwertfeger (Chairman of the Board and of the Executive Committee). No Executive Committee meetings were held during the Funds' last fiscal year.

Dividend Committees. Each Board has a Dividend Committee. Each Dividend Committee is authorized to declare distributions on the Fund's shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions.

The current members of each Dividend Committee are Timothy R. Schwertfeger (Chairman of the Board and of the Dividend Committee) and Lawrence H. Brown (current director and nominee). No Dividend Committee meetings were held during the Funds' last fiscal year.

Audit Committees. Each Board has an Audit Committee. Each Audit Committee advises the Board regarding the appointment of the Fund's independent accountants and meets with the Fund's financial officers to review the conduct of accounting and internal controls. Based on this review, it is authorized to make recommendations to the Board.

The current members of each Audit Committee are Robert P. Bremner, Lawrence H. Brown, Anne E. Impellizzeri, Peter R. Sawers (Chairman of the Audit Committee), William J. Schneider and Judith M. Stockdale, each a current, independent director and nominee. The Audit Committee of each Fund held two meetings during its last fiscal year.

Nominating Committees. Each Board has a Nominating Committee. The Nominating Committee identifies and recommends individuals to be nominated for election as independent directors. No policy or procedure has been established regarding to the recommendation of Board nominees by shareholders.

The members of each Nominating Committee are Robert P. Bremner, Lawrence H. Brown (Chairman of the Nominating Committee), Anne E. Impellizzeri, Peter R. Sawers, William J. Schneider and Judith M. Stockdale, each a current, independent director and nominee. The Nominating Committee of each Fund held one meeting during its last fiscal year.

COMPENSATION OF BOARD MEMBERS

Board members who are interested persons of a Fund due to their affiliation with John Nuveen & Co. Incorporated ("Nuveen"), the Funds' principal underwriter and distributor, or Nuveen Advisory Corp. ("Nuveen Advisory"), the Funds' investment manager, serve on the Board without any compensation from the Funds. Each independent director receives from each Fund an aggregate annual retainer, plus reimbursement for reasonable out-of-pocket expenses incurred in connection with attendance at board and committee meetings. Specifically, independent directors receive:

- a $60,000 annual retainer for serving as a board member of all open-end and exchange-traded funds sponsored by Nuveen and managed by Nuveen Advisory;

- a $1,000 fee per day plus expenses for attendance at all meetings held on a day on which a regularly scheduled Board meeting is held;

- a $1,000 fee per day plus expenses for attendance in person or a $500 fee per day plus expenses for attendance by telephone at all meetings held on a day on which no regular Board meeting is scheduled to be held; and

- a $250 fee per day plus expenses for attendance in person or by telephone at a meeting of the dividend or executive committee.

The annual retainer, fees and expenses are allocated among the funds managed by Nuveen Advisory on the basis of relative net asset size.

Effective January 1, 1999, the Board of the Tax-Exempt Fund adopted a Deferred Compensation Plan for independent Board members. Under the Plan, an independent Board member may elect to defer all or a portion of the compensation earned for their service to certain participating Nuveen funds, including the Tax-Exempt Fund. Independent Board members may defer fees for any calendar quarter by electing to do so before the beginning of the calendar quarter in which the member wishes to begin deferral.

The table below shows, for each independent director, the aggregate compensation paid by each Fund for the fiscal year ended February 28, 1999 and the total compensation that all Nuveen funds paid to each independent Board member during the calendar year ended December 31, 1998.

                        AGGREGATE COMPENSATION FROM THE:

----------------------------------------------------------------------------------------------------------------------
                                                                                               TOTAL COMPENSATION FROM
                                                                                                     THE NUVEEN
   NAME OF BOARD MEMBER      TAX-EXEMPT FUND   TAX-FREE FUND   NEW YORK FUND   CALIFORNIA FUND     FAMILY OF FUNDS
----------------------------------------------------------------------------------------------------------------------
Robert P. Bremner               $1,043.97         $807.06         $190.08          $596.58           $71,500.00
Lawrence H. Brown               $1,133.51         $873.38         $198.51          $642.40           $79,000.00
Anne E. Impellizzeri            $1,043.97         $807.06         $190.08          $596.58           $71,500.00
Peter R. Sawers                 $1,043.97         $807.06         $190.08          $596.58           $72,000.00
William J. Schneider            $1,043.97         $807.06         $190.08          $596.58           $71,500.00
Judith M. Stockdale             $1,043.97         $807.06         $190.08          $596.58           $72,000.00
----------------------------------------------------------------------------------------------------------------------

EXECUTIVE OFFICERS

Each Fund has the same executive officers. The following table sets forth information as of April 6, 1999, with respect to each executive officer of the Funds, other than executive officers who are Board members. Fund officers receive no compensation from the Funds. Officers who are employees of Nuveen Advisory or its affiliates may be considered to have received indirect compensation. The term of office of all officers expires annually in July.

-----------------------------------------------------------------------------------------------------------
         NAME+           AGE      POSITION WITH FUNDS       Business Experience and Principal Occupation*
-----------------------------------------------------------------------------------------------------------
Alan G. Berkshire         38   Vice President and Asst.   Vice President and General Counsel (since
                               Secretary since 1998       September 1997) and Secretary (since May 1998) of
                                                          The John Nuveen Company, John Nuveen & Co.
                                                          Incorporated, Nuveen Advisory Corp. and Nuveen
                                                          Institutional Advisory Corp.; prior thereto,
                                                          partner in the law firm of Kirkland & Ellis.
Peter H. D'Arrigo         31   Vice President and         Vice President of John Nuveen & Co. Incorporated
                               Treasurer since 1999       (since January 1999), prior thereto, Assistant
                                                          Vice President (from January 1997); formerly,
                                                          Associate of John Nuveen & Co. Incorporated;
                                                          Chartered Financial Analyst.
Michael S. Davern         41   Vice President since 1997  Vice President of Nuveen Advisory Corp. (since
                                                          January 1997); prior thereto, Vice President and
                                                          Portfolio Manager of Flagship Financial, Inc.
                                                          (from September 1991 to January 1997).
Lorna C. Ferguson         53   Vice President since 1998  Vice President of John Nuveen & Co. Incorporated;
                                                          Vice President of Nuveen Advisory Corp. and
                                                          Nuveen Institutional Advisory Corp. (since
                                                          January 1998).
William M. Fitzgerald     35   Vice President since 1996  Vice President of Nuveen Advisory Corp. (since
                                                          December 1995); prior thereto, Assistant Vice
                                                          President of Nuveen Advisory Corp. (from
                                                          September 1992 to December 1995); Chartered
                                                          Financial Analyst.
Stephen D. Foy            44   Vice President and         Vice President of John Nuveen & Co. Incorporated
                               Controller since 1998      and (since May 1998) The John Nuveen Company;
                                                          Certified Public Accountant.
J. Thomas Futrell         43   Vice President since 1991  Vice President of Nuveen Advisory Corp.;
                                                          Chartered Financial Analyst.
Richard A. Huber          36   Vice President since 1997  Vice President of Nuveen Institutional Advisory
                                                          Corp. (since March 1998) and Nuveen Advisory
                                                          Corp. (since January 1997); prior thereto, Vice
                                                          President and Portfolio Manager of Flagship
                                                          Financial, Inc.
Steven J. Krupa           41   Vice President since 1990  Vice President of Nuveen Advisory Corp.
Larry W. Martin           47   Vice President since 1993  Vice President, Assistant Secretary and Assistant
                               and Asst. Secretary since  General Counsel of John Nuveen & Co.
                               1988                       Incorporated; Vice President and Assistant
                                                          Secretary of Nuveen Advisory Corp. and Nuveen
                                                          Institutional Advisory Corp.; Assistant Secretary
                                                          of The John Nuveen Company and (since January
                                                          1997) Nuveen Asset Management Inc.
Edward F. Neild, IV       33   Vice President since 1996  Vice President of Nuveen Advisory Corp. and
                                                          Nuveen Institutional Advisory Corp. (since
                                                          September 1996); prior thereto, Assistant Vice
                                                          President of Nuveen Advisory Corp. (from December
                                                          1993 to September 1996) and Nuveen Institutional
                                                          Advisory Corp. (from May 1995 to September 1996);
                                                          Chartered Financial Analyst.
Stephen S. Peterson       41   Vice President since 1997  Vice President (since September 1997), Assistant
                                                          Vice President (from September 1996 to September
                                                          1997), and Portfolio Manager prior thereto, of
                                                          Nuveen Advisory Corp.; Chartered Financial
                                                          Analyst.
Stuart W. Rogers          42   Vice President since 1997  Vice President of John Nuveen & Co. Incorporated.
Thomas C. Spalding, Jr.   47   Vice President since 1980  Vice President of Nuveen Advisory Corp. and
                                                          Nuveen Institutional Advisory Corp.; Chartered
                                                          Financial Analyst.
William S. Swanson        33   Vice President since 1998  Vice President of John Nuveen & Co. Incorporated
                                                          (since October 1997); Assistant Vice President
                                                          (from September 1996 to October 1997) and,
                                                          formerly, Associate; Chartered Financial Analyst.

-----------------------------------------------------------------------------------------------------------
         NAME+           AGE      POSITION WITH FUNDS       Business Experience and Principal Occupation*
-----------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman      42   Vice President since 1993  Vice President, Assistant Secretary and Associate
                               and Secretary since 1998   General Counsel, formerly Assistant General
                                                          Counsel (since September 1997) of John Nuveen &
                                                          Co. Incorporated; Vice President and Assistant
                                                          Secretary of Nuveen Advisory Corp. and Nuveen
                                                          Institutional Advisory Corp.; Assistant Secretary
                                                          of The John Nuveen Company (since May 1994);
                                                          Chartered Financial Analyst.
-----------------------------------------------------------------------------------------------------------

+ Address: 333 West Wacker Drive, Chicago, Illinois 60606.

* The Funds' investment manager is Nuveen Advisory Corp. The Funds' principal underwriter and distributor is John Nuveen & Co. Incorporated. Nuveen Advisory Corp. is a wholly-owned subsidiary of John Nuveen & Co. Incorporated. John Nuveen & Co. is a subsidiary of The John Nuveen Company, which is majority-owned by The St. Paul Companies, Inc.

As of March 15, 1999, Board members and executive officers of the Funds beneficially owned 376,293 common shares of the other funds in the Nuveen Family of Funds that are advised by Nuveen Advisory or Nuveen Institutional Advisory Corp. (includes shares held by the executive officers in Nuveen's 401(k)/profit sharing plan).

BOARD APPROVAL AND CONSIDERATIONS

At a joint meeting of the Boards of Directors of the Funds held on February 1-2, 1999, the directors voted to recommend that shareholders of each Fund elect the nominees to their respective Boards. After due consideration, each Board of Directors, including all independent directors, unanimously approved each nominee to serve as a member of each Board, subject to shareholder approval. In considering the nominees for election as Board members, the Boards took into account the qualifications of each nominee, each nominee's performance as a current director, the Nominating Committees' recommendation for nomination, and the concern for the continued efficient conduct of Fund business.

SHAREHOLDER APPROVAL

For the New York Fund, the election of a nominee requires the vote of a majority of the shares present and entitled to vote at a meeting in which a quorum is present voting "FOR" the election of the nominee. For the other Funds, the election of a nominee requires the vote of a majority of all the votes cast at a meeting at which a quorum is present voting "FOR" the election of the nominee.

The persons named in the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies "FOR" the election of the nominees. You may vote "FOR," or "WITHHOLD" authority to vote for (i.e., vote against), all of the Board nominees, or may vote "FOR," or "WITHHOLD" authority to vote for, each individual nominee. If you give no voting instructions, your shares will be voted "FOR" all nominees named herein.

IMPACT OF THIS VOTE ON THE PROPOSED REORGANIZATION

At the meeting, shareholders will be asked to vote on a proposal (Proposal 4) to reorganize each Fund into a separate series of the Nuveen Money Market Trust, a newly-created Massachusetts business trust (the "Trust"). The results of the shareholder vote on the proposal to elect the nominees will determine which nominees will serve as Board members of the Trust. If shareholders approve the election of the nominees and approve the reorganization, the nominees will serve on the Board of Trustees of the Trust. Should shareholders approve the election of nominees, but disapprove the reorganization, the nominees will serve on the Board of Directors of the Fund, in its current corporate structure. Each nominee's interested or independent status as a Fund director will not change as a result of the reorganization.

THE DIRECTORS UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES.

PROPOSAL 2.  TO APPROVE A NEW INVESTMENT MANAGEMENT AGREEMENT
               WITH NUVEEN ADVISORY CORP. (BY EACH FUND)

At the meeting, shareholders of each Fund will be asked to vote separately regarding the approval of a new management agreement with Nuveen Advisory. Nuveen Advisory serves as each Fund's investment manager and, as such, manages the investment of each Fund's assets. Nuveen Advisory also is responsible for administering each Fund's business affairs, providing office facilities, equipment and certain clerical, bookkeeping and administrative services.

The current and proposed agreements do not differ with respect to Nuveen Advisory's responsibilities and duties as each Fund's investment manager. The primary differences between the agreements relate to management fee structures and expense reimbursement policies. Under each current agreement, the investment management fee is calculated using breakpoints, which provide for lower advisory fees as Fund assets grow. The breakpoint schedule in the proposed management agreement is accelerated, resulting in management fees decreasing more rapidly than in the current breakpoint schedule. Further, under the current agreement, Nuveen Advisory is contractually obligated to reimburse certain expenses of each Fund so that the Fund's total expenses in any fiscal year do not exceed a specific percentage of its average daily net asset value. This type of reimbursement is called an "expense cap." Under the proposed agreement, Nuveen Advisory would no longer be required to reimburse expenses at a contractually-stipulated level. Instead, Nuveen Advisory would be able to use its discretion when setting reimbursement levels, taking into account such market factors as a Fund's expense ratio relative to its peers and the Fund's ability to offer shareholders competitive returns. As a result, fund net operating expenses will not change precipitously if the proposed agreement is approved. As a transitional measure, Nuveen Advisory has agreed to continue to limit expenses at least through December 31, 1999 so that total fund operating expenses do not exceed the current contractual expense caps (see "Details About the Current Investment Management Agreement" below).

The table below shows the fees that Nuveen Advisory is entitled to receive from each Fund under the current and proposed management agreements (based on percent of average daily net assets):

--------------------------------------------------------------------------------------------------------------------
                                       TAX-FREE FUND                       TAX-EXEMPT, NEW YORK AND CALIFORNIA FUNDS
    ASSETS UNDER         -----------------------------------------         -----------------------------------------
     MANAGEMENT          CURRENT         PROPOSED          CHANGE          CURRENT         PROPOSED          Change
--------------------------------------------------------------------------------------------------------------------
First $125M               .5000%           .5000%           .0%             .4000%           .4000%           .0%
Next $125M                .5000%           .4875%          -.0125%          .4000%           .3875%          -.0125%
Next $250M                .4750%           .4750%           .0%             .3750%           .3750%           .0%
Next $500M                .4750%           .4625%          -.0125%          .3750%           .3625%          -.0125%
Next $1B                  .4500%           .4500%           .0%             .3500%           .3500%           .0%
Over $2B                  .4500%           .4250%          -.0250%          .3500%           .3250%          -.0250%
--------------------------------------------------------------------------------------------------------------------

DETAILS ABOUT THE CURRENT INVESTMENT MANAGEMENT AGREEMENT

Nuveen Advisory has served as each Fund's investment manager since its inception. The current agreement was last approved by shareholders on April 23, 1992. The current agreements are dated as follows:

--------------------------------------------------------------
                                   Date of Agreement
--------------------------------------------------------------
Tax-Exempt Fund                                    May 1, 1988
Tax-Free Fund                                      May 1, 1988
New York Fund                                    July 30, 1986
California Fund          April 27, 1992, effective May 1, 1992
--------------------------------------------------------------

The New York Fund amended its investment management agreement on April 30, 1990 for the purpose of revising the provisions on terminating the agreement. This amendment was approved by all Board members, including the independent Board members, at a meeting held on April 28, 1990. The California Fund's investment management agreement was amended on April 21, 1993, to be effective August 1, 1993, for the purpose of reducing the fees paid by series other than the California Fund to Nuveen Advisory under the agreement. This amendment was approved by all Board members, including the independent Board members, at a meeting held on April 21, 1993. Each Fund's Board, including a majority of the independent Board members, most recently approved the continuation of each Fund's current agreement on May 5, 1998.

Under the current management agreement, Nuveen Advisory is contractually obligated to waive management fees or reimburse certain Fund expenses so that each Fund's total expenses in any fiscal year do not exceed the following percentage of its average daily net asset value:

-------------------------------------------------
                                      CONTRACTUAL
                FUND                  Expense Cap
-------------------------------------------------
Tax-Free Fund                                .75%
Tax-Exempt Fund                              .45%
California Fund                              .55%
New York Fund                                .55%
-------------------------------------------------

The current agreement will continue in effect until August 1, 1999, unless and until terminated by either party as provided in the agreement (the agreement may be terminated by the Board, or, with respect to any Fund, by a vote of a majority of the outstanding voting securities of that Fund, accompanied by appropriate notice). The agreement will continue in force from year to year after August 1, 1999, but only as long as such continuance is specifically approved, at least annually, in the manner required by the 1940 Act. Under the 1940 Act, the continuance of advisory agreements must be approved annually by a majority of Board members, including a majority of independent Board members.

DETAILS ABOUT THE PROPOSED INVESTMENT MANAGEMENT AGREEMENT

A copy of the form of proposed management agreement is found in Annex A. Under the proposed agreement, Nuveen Advisory would no longer be required to reimburse expenses at a contractually-stipulated level. Instead, Nuveen Advisory would be able to use its discretion when setting reimbursement levels, taking into account such market factors as a Fund's expense ratio relative to its peers and the Fund's ability to offer shareholders competitive returns. As a result, fund net operating expenses will not change precipitously if the proposed agreement is approved. As a transitional measure, Nuveen Advisory has agreed to continue to limit expenses at least through December 31, 1999 so that total fund operating expenses do not exceed the current contractual expense caps (see "Details About the Current Investment Management Agreement" below). If approved by shareholders, the proposed agreement will commence on June 25, 1999 and continue in effect until August 1, 2000, unless and until terminated by either party as provided in the agreement. The agreement may be terminated by the Board, or, with respect to any Fund, by a vote of a majority of the outstanding voting securities of that Fund, accompanied by appropriate notice. The agreement will continue in force from year to year after August 1, 2000, but only as long as such continuance is specifically approved, at least annually, in the manner required by the 1940 Act.

COMPARISON OF THE CURRENT AND PROPOSED INVESTMENT MANAGEMENT AGREEMENTS

Investment Management Responsibilities. The proposed and current management agreements are the same with respect to Nuveen Advisory's responsibilities and duties as each Fund's investment manager. Under both agreements, Nuveen Advisory is responsible for managing the investment and reinvestment of each Fund's assets. Nuveen Advisory also is responsible under both agreements for administering each Fund's business affairs, providing office facilities, equipment and certain clerical, bookkeeping and administrative services.

Investment Management Fees. The primary differences between the agreements relate to fee structures and expense reimbursement policies. Under the current agreement, the investment management fee is calculated using breakpoints, which provide for lower fees as Fund assets grow. The breakpoint schedule in the proposed management agreement is accelerated, resulting in management fees decreasing more rapidly than in the current breakpoint schedule (see table earlier in this section comparing current and proposed management fee schedules).

Under the current agreement, Nuveen Advisory is contractually obligated to cap expenses by reimbursing certain expenses of each Fund so that the Fund's total expenses in any fiscal year do not exceed a specific percentage of its average daily net asset value. Under the proposed agreement, Nuveen Advisory will no longer be required to reimburse expenses at a contractually stipulated level. As a transitional measure, Nuveen Advisory has agreed to continue to limit expenses at least through December 31, 1999 so that total fund operating expenses do not exceed the current contractual expense caps (see "Details About the Current Investment Management Agreement" above). After December 31, 1999, Nuveen Advisory may choose to continue, modify or discontinue the voluntary expense cap in its sole discretion. When determining reimbursement levels, Nuveen Advisory will evaluate, among other considerations, each Fund's expense ratio relative to its peers, and its ability to avoid a precipitous increase in fund net operating expenses and to continue to offer competitive yields.

Each Fund is responsible for the payment of all other costs and expenses of its operations and general administrative expenses, including payments under any Rule 12b-1 plan, a portion of which are retained by Nuveen, the Fund's principal underwriter and an affiliate of Nuveen Advisory, and paid in turn to authorized dealers (see Proposal 3 for more information about 12b-1 payments).

Comparative Fee and Cost Information. The operating expense tables below are intended to help you compare the Funds' fees for the fiscal year ended February 28, 1999 with those that would have been paid had the proposed management agreement and, as applicable, 12b-1 Plan (see Proposal 3) been in effect during the same period (pro forma). Fees and expenses are paid from Fund assets, and are shown as a percentage of average net assets, unless noted otherwise.

Following each operating expense table are hypothetical cost examples intended to help you compare the current cost of investing in a Fund over the time periods indicated below with the cost had the proposed management agreement and, as applicable, 12b-1 Plan been in effect during the same periods (pro forma). The example assumes you invest $10,000 in a Fund for the time periods indicated, and then redeem all your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that Fund operating expenses remain the same as those shown above. Actual returns and costs may be higher or lower.

TAX-EXEMPT FUND

----------------------------------------------------------
                                          ANNUAL FUND
                                       OPERATING EXPENSES
                                      --------------------
                                      CURRENT    PRO FORMA
----------------------------------------------------------
Management Fees                          .40%         .38%
12b-1 Distribution/Service Fees          None         None
Other Expenses                           .05%         .05%
                                      -------    ---------
Total Operating Expenses                 .45%         .43%
----------------------------------------------------------

For the fiscal year ended February 28, 1999, the Tax-Exempt Fund paid $1.427 million in management fees, and, on a pro forma basis under the proposed management agreement, would have paid $1.376 million, a change of -3.61%.

----------------------------------------------------------
                                            EXAMPLE
                                      --------------------
                                      CURRENT    PRO FORMA
----------------------------------------------------------
1 Year                                   $ 46         $ 44
3 Years                                  $144         $138
5 Years                                  $252         $241
10 Years                                 $567         $542
----------------------------------------------------------

TAX-FREE FUND

----------------------------------------------------------
                                          ANNUAL FUND
                                       OPERATING EXPENSES
                                      --------------------
                                      CURRENT    PRO FORMA
----------------------------------------------------------
Management Fees                          .50%         .49%
12b-1 Distribution/Service Fees          .04%         .09%(2)
Other Expenses                           .26%         .26%
                                      -------    ---------
Total Gross Operating Expenses(1)        .80%         .84%(3)
----------------------------------------------------------
(1)  Expense Reimbursements             -.05%        -.09%
    Total Net Operating Expenses         .75%         .75%

   Current Net Operating Expenses reflect reimbursements made pursuant to the Fund's contractually-stipulated expense cap. Pro Forma Net Operating Expenses reflect the undertaking of the Fund's adviser to continue reimbursements at the contractually-stipulated level at least through December 31, 1999. Thereafter, reimbursements may vary or be discontinued at the discretion of the Fund's adviser, as described under "Comparison of Current and Proposed Investments Management Agreements" above.

(2) During the next fiscal year, the number of authorized dealers is anticipated to increase, and Nuveen will begin retaining 12b-1 fees on accounts with no authorized dealer for which Nuveen provides on-going shareholder account services. As a result, the 12b-1 fees paid to authorized dealers are expected to increase to 0.20% of the Fund's average daily net assets. Had these changes occurred at the start of the Fund's last fiscal year, 12b-1 fees and total operating expenses would have been 0.09% and 0.85%, respectively, for the fiscal year ended February 28, 1999; 0.09% and 0.84%, respectively, under the proposed management agreement; 0.20% and 0.96%, respectively, under the proposed 12b-1 Plan; and 0.20% and 0.95%, respectively, under the proposed management agreement and 12b-1 Plan.

(3) Under the proposed management agreement alone, total operating expenses would be 0.79%; under the proposed 12b-1 Plan alone, total operating expenses would be 0.85%.

For the fiscal year ended February 28, 1999, the Tax-Free Fund paid $1.279 million in management fees, and, on a pro forma basis under the proposed management agreement, would have paid $1.262 million, a change of -1.32%.

-------------------------------------------------------------
                                              EXAMPLE
                                      -----------------------
                                      CURRENT    PRO FORMA(1)
-------------------------------------------------------------
1 Year                                   $ 82           $  86
3 Years                                  $255           $ 268
5 Years                                  $444           $ 466
10 Years                                 $990          $1,037
-------------------------------------------------------------

(1) Under the proposed management agreement alone, costs would have been: 1 Year, $81; 3 Years, $252; 5 Years, $439; and 10 Years, $978. Under the proposed 12b-1 Plan alone, costs would have been : 1 Year, $87; 3 Years, $271; 5 Years, $471; and 10 Years, $1,049.

NEW YORK FUND

                                                                 ANNUAL FUND OPERATING EXPENSES
                                                    ---------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
                                                                       CURRENT                      PRO FORMA
                                                    ----------------------------------------------  ---------
                                                    INSTITUTIONAL  DISTRIBUTION PLAN  SERVICE PLAN  ALL SHARE
                                                       SERIES           SERIES           SERIES      CLASSES
-------------------------------------------------------------------------------------------------------------
Management Fees                                              .40%               .40%          .40%       .40%
12b-1 Distribution/Service Fees                              None               .03%          None    .06%(2)
Other Expenses                                               .61%               .29%          .34%       .29%
  Service Fees                                               None               None          .10%       None
                                                    -------------  -----------------  ------------  ---------
Total Gross Operating Expenses(1)                           1.01%               .72%          .74%       .75%
-------------------------------------------------------------------------------------------------------------
(1)  Expense Reimbursements                                 -.46%              -.17%         -.19%      -.20%
    Total Net Operating Expenses                             .55%               .55%          .55%       .55%

   Current Net Operating Expenses reflect reimbursements made pursuant to the Fund's contractually-stipulated expense cap. Pro Forma Net Operating Expenses reflect the undertaking of the Fund's adviser to continue reimbursements at the contractually-stipulated level at least through December 31, 1999. Thereafter, reimbursements may vary or be discontinued at the discretion of the Fund's adviser, as described under "Comparison of Current and Proposed Investments Management Agreements" above.

(2) During the next fiscal year, the number of authorized dealers is anticipated to increase, and Nuveen will begin retaining 12b-1 and service fees on accounts with no authorized dealer for which Nuveen provides on-going shareholder account services. As a result, annual 12b-1 and service fees paid to authorized dealers are each expected to increase to 0.25% of the Fund's average daily net assets. Had these changes occurred at the start of the Fund's last fiscal year, service fees (12b-1 and non-12b-1) and total gross operating expenses for the fiscal year ended February 28, 1999 would have been: none and 1.01%, respectively, for the Institutional series; 0.13% and 0.82%, respectively, for the Distribution Plan series; and 0.13% and 0.78%, respectively, for the Service Plan series. The corresponding pro forma 12b-1 service fees and total gross operating expenses for each share class would have been: 0.13% and 0.82%, respectively, under the proposed management agreement; 0.25% and 0.94%, respectively, under the proposed 12b-1 Plan; and 0.25% and 0.94%, respectively, under the proposed management agreement and 12b-1 Plan.

For the fiscal year ended February 28, 1999, the Institutional, Distribution Plan and Service Plan series paid $67, $123,000 and $8,000 in management fees, respectively (total of $131,067) and, on a pro forma basis under the proposed management agreement, would have paid the same amounts.

-------------------------------------------------------------------------------------------------------------
                                                                             EXAMPLE
                                                    ---------------------------------------------------------
                                                                       CURRENT                      PRO FORMA
                                                    ----------------------------------------------  ---------
                                                    INSTITUTIONAL  DISTRIBUTION PLAN  SERVICE PLAN  ALL SHARE
                                                       SERIES           SERIES           SERIES      CLASSES
-------------------------------------------------------------------------------------------------------------
1 Year                                                     $  103               $ 74          $ 76       $ 77
3 Years                                                    $  322               $230          $237       $240
5 Years                                                    $  558               $401          $411       $417
10 Years                                                   $1,236               $894          $918       $930
-------------------------------------------------------------------------------------------------------------

CALIFORNIA FUND

                                                                 ANNUAL FUND OPERATING EXPENSES
                                                    ---------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
                                                                       CURRENT                      PRO FORMA
                                                    ----------------------------------------------  ---------
                                                    INSTITUTIONAL  DISTRIBUTION PLAN  SERVICE PLAN  ALL SHARE
                                                       SERIES           SERIES           SERIES      CLASSES
-------------------------------------------------------------------------------------------------------------
Management Fees                                              .40%               .40%          .40%       .39%
12b-1 Distribution/Service Fees                              None               .04%          None    .16%(2)
Other Expenses                                               .04%               .19%          .19%       .10%
  Service Fees                                               None               None          .12%       None
                                                    -------------  -----------------  ------------  ---------
Total Gross Operating Expenses(1)                            .44%               .63%          .59%    .65%(3)
-------------------------------------------------------------------------------------------------------------
(1)  Expense Reimbursements                                  None              -.08%         -.04%      -.10%
    Total Net Operating Expenses                             .44%               .55%          .55%       .55%

    Current Net Operating Expenses reflect reimbursements made pursuant to the Fund's contractually-stipulated expense cap. Pro Forma Net Operating Expenses reflect the undertaking of the Fund's adviser to continue reimbursements at the contractually-stipulated level at least through December 31, 1999. Thereafter, reimbursements may vary or be discontinued at the discretion of the Fund's adviser, as described under "Comparison of Current and Proposed Investments Management Agreements" above.

(2) During the next fiscal year, the number of authorized dealers is anticipated to increase, and Nuveen will begin retaining 12b-1 and service fees on accounts with no authorized dealer for which Nuveen provides on-going shareholder account services. As a result, annual 12b-1 and service fees paid to authorized dealers are each expected to increase to 0.25% of the Fund's average daily net assets. Had these changes occurred at the start of the Fund's last fiscal year, service fees (12b-1 and non-12b-1) and total gross operating expenses for the fiscal year ended February 28, 1999 would have been: none and 0.44%, respectively, for the Institutional series; 0.13% and 0.72%, respectively, for the Distribution Plan series; and 0.13% and 0.60%, respectively, for the Service Plan series. The corresponding pro forma 12b-1 service fees and total gross operating expenses for each share class would have been: 0.13% and 0.62%, respectively, under the proposed management agreement; 0.25% and 0.75%, respectively, under the proposed 12b-1 Plan; and 0.25% and 0.74%, respectively, under the proposed management agreement and 12b-1 Plan.

(3) Under the proposed management agreement alone, total operating expenses would be .43%, .62% and .58%, respectively for the Institutional, Distribution Plan and Service Plan series. Under the proposed 12b-1 Plan alone, total operating expenses would be 0.66%.

For the fiscal year ended February 28, 1999, the Institutional, Distribution Plan and Service Plan series paid $89,000, $232,000 and $398,000 (total of $719,000) in management fees, and, on a pro forma basis under the proposed management agreement, would have paid $87,000, $228,000 and $392,000 (total of $707,000), respectively, with a change of -1.64%.

----------------------------------------------------------------------------------------------------------------
                                                                              EXAMPLE
                                                    ------------------------------------------------------------
                                                                       CURRENT                      PRO FORMA(1)
                                                    ----------------------------------------------  ------------
                                                    INSTITUTIONAL  DISTRIBUTION PLAN  SERVICE PLAN   ALL SHARE
                                                       SERIES           SERIES           SERIES       CLASSES
----------------------------------------------------------------------------------------------------------------
1 Year                                                       $ 45               $ 64          $ 60          $ 66
3 Years                                                      $141               $202          $189          $208
5 Years                                                      $246               $351          $329          $362
10 Years                                                     $555               $786          $738          $810
----------------------------------------------------------------------------------------------------------------

(1) Under the proposed management agreement alone, costs would have been: for the Institutional series, 1 Year, $44; 3 Years, $138; 5 Years, $241; and 10 Years, $542; for the Distribution Plan series, 1 Year, $63; 3 Years, $199; 5 Years, $346; and 10 Years, $774; for the Service Plan series, 1 Year, $59; 3 Years, $186; 5 Years, $324; and 10 Years, $726. Under the proposed 12b-1 Plan alone, costs would have been: 1 Year, $67; 3 Years, $211; 5 Years, $368; and 10 Years, $822.

Limitations of Liability. The agreements have the same provisions regarding the circumstances under which Nuveen Advisory may be liable to a Fund. Under both agreements, Nuveen Advisory is not liable to any Fund or Fund shareholder for acts or omissions in connection with its services rendered under the agreement, including any error of judgment, mistake of law or any loss arising out of any investment, except for liability resulting from Nuveen Advisory's willful misfeasance, bad faith, gross negligence or reckless disregard of its duties under the agreement, and except to the extent specified in Section 36(b) of the 1940 Act regarding a loss resulting from the breach of fiduciary duty with respect to receipt of compensation for services.

GENERAL INFORMATION ABOUT NUVEEN ADVISORY

Nuveen Advisory is located at 333 West Wacker Drive, Chicago, Illinois 60606. As of March 31, 1999, Nuveen Advisory had approximately $37 billion of assets under management. Mr. Timothy R. Schwertfeger serves as Chairman of the Board, Chief Executive Officer and director of Nuveen Advisory. Mr. John P. Amboian serves as Executive Vice President, Chief Financial Officer and director of Nuveen Advisory.

Nuveen Advisory is a wholly-owned subsidiary of Nuveen. Nuveen is located at 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen is the Funds' distributor and principal underwriter, receives payments under the Rule 12b-1 and Service Plans, and pays such monies to authorized dealers, as described in Proposal 3 below.

BOARD APPROVAL AND CONSIDERATIONS

At a joint meeting of the Boards of Directors of the Funds held on February 1-2, 1999, the directors voted to recommend that shareholders of each Fund approve the proposed investment management agreement. After due consideration, each Board of Directors, including all directors who are "independent" and who have no direct or indirect financial interests in the operation of the proposed management agreement or in any agreements related thereto, unanimously approved the proposed investment management agreement, subject to shareholder approval. At the meeting, the Boards concluded that the terms of the proposed agreement are fair and reasonable, and in the best interest of shareholders. In considering the terms of the proposed management agreement, the Boards took into account a number of factors, but focused in particular on economies of scale and the level of management fees for similar mutual funds. The directors also considered the range of services provided to the Funds by Nuveen Advisory, each Fund's performance record, Nuveen Advisory's agreement to implement a voluntary expense cap at least through December 31, 1999, and Nuveen Advisory's description of the basis on which it may voluntarily reimburse Fund expenses after December 31, 1999.

SHAREHOLDER APPROVAL

For each Fund, approval of this proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. The term "majority of the outstanding voting securities," as defined in the 1940 Act, means the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund.

The persons named in the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies "FOR" the approval of the proposed management agreement. You may vote "FOR" or "AGAINST" the approval of the agreement, or may "ABSTAIN" from voting on this proposal. If you give no voting instructions, your shares will be voted "FOR" the approval of the proposed management agreement.

IMPACT OF THIS VOTE ON THE REORGANIZATION

At the meeting, shareholders will be asked to vote on a proposal to reorganize each Fund into a separate series of the Nuveen Money Market Trust, a newly-created Massachusetts business trust (see Proposal 4). The results of the shareholder vote on the approval of the proposed management agreement will determine the terms of the management agreement between the Trust and Nuveen Advisory. If shareholders of a Fund approve the proposed management agreement and approve the reorganization, the proposed management agreement will be executed by the Trust, on behalf of that Fund, and Nuveen Advisory, with the terms and fee arrangements discussed herein. Should shareholders of a Fund approve the proposed management agreement, but disapprove the reorganization, the proposed management agreement will be executed by Nuveen Advisory and the Fund, in its current corporate structure. If shareholders of a Fund disapprove the proposed management agreement, but approve the reorganization, Nuveen Advisory and the Trust, on behalf of the Fund, will execute a management agreement with the same terms and fee arrangements as the current management agreement.

THE DIRECTORS UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE PROPOSED INVESTMENT MANAGEMENT AGREEMENT.

PROPOSAL 3.  TO APPROVE A NEW RULE 12B-1 PLAN. IN ADDITION, FOR THE NEW YORK AND
             CALIFORNIA FUNDS, A CONSOLIDATION OF CLASSES AND, AS NECESSARY, AN IMPLEMENTING AMENDMENT TO THE ARTICLES OF INCORPORATION. (BY EACH FUND EXCEPT THE TAX-EXEMPT FUND)

At the meeting, shareholders of each Fund, except the Tax-Exempt Fund, will be asked to approve a new Rule 12b-1 Plan. Shareholders of the New York and California Funds also will be asked to approve the consolidation of the Institutional, Distribution Plan and Service Plan series into a single share class. Under the proposed Plan, each Fund pays a fee to reimburse Nuveen, the Funds' principal underwriter and distributor, for compensating authorized dealers of record, including Nuveen, for providing ongoing services to the Fund or its shareholders. Nuveen may pay additional amounts to such firms from its own resources at its discretion, and may retain any portion of the 12b-1 fees not paid to such firms.

The proposed Plan is intended to enable each Fund to better serve the growing and changing needs of shareholders and their financial advisers, to provide the level of services shareholders have come to expect from the Funds, and to induce financial service firms to provide important services to Fund shareholders. In addition, it is expected that standardizing the Funds' current distribution and servicing arrangements with Nuveen's other mutual funds will simplify compliance efforts and streamline operational processes, and will enable the Funds to achieve certain management efficiencies, without decreasing the level or quality of services currently provided to shareholders.

BOARD APPROVAL AND CONSIDERATIONS

At a joint meeting of the Boards of Directors of the Funds held on February 1-2, 1999, the directors voted to recommend that shareholders of each Fund, with shareholders of each class voting separately, approve the proposed Rule 12b-1 Plan. After due consideration, each Board of Directors, including all directors who are "independent" and who have no direct or indirect financial interest in the operation of the proposed Plan or in any agreements related thereto, unanimously approved the proposed Rule 12b-1 Plan, subject to shareholder approval.

At the meeting, the Boards concluded that the expenditures under the proposed Plan are reasonable and that there is a reasonable likelihood that the Plan would benefit the Tax-Free, New York and California Funds, and each current class thereof. The Boards considered several factors in approving the proposed Plan, including the appropriateness of the Funds paying the entire amount of payments for the provision of ongoing account maintenance services to existing shareholders. The Boards believe that the Plan would enable the Funds to better service the growing and changing needs of shareholders and their financial advisers, facilitate distribution of Fund shares, and help maintain the attractiveness of the Fund to, and its ability to sell shares through, authorized dealers when compared to other mutual funds that have implemented similar distribution and service arrangements. The Boards also considered the nature and the approximate amount of the expenditures expected to be paid under the Plan, and the effect of the Plan on existing shareholders.

THE DIRECTORS UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THIS PROPOSAL.

PROPOSAL 3.A.  APPROVAL OF A NEW RULE 12B-1 PLAN. (BY THE TAX-FREE FUND ONLY)

The Current Plan. The Fund originally adopted its Rule 12b-1 Plan on February 1, 1987, and amended the Plan on February 24, 1993. Under the current Plan, the Fund and Nuveen pay authorized dealers for services rendered in the distribution of shares or for the servicing of shareholder accounts according to the schedule below. Such services may include establishing and maintaining shareholder accounts, processing purchase and redemption orders, arranging for bank wires and answering shareholder inquiries. The fees paid under the current Plan are paid one-half by the Fund and one-half by Nuveen. Nuveen may, at its discretion and from its own resources, pay certain authorized dealers additional amounts for services rendered to shareholders. The Board approved the current Plan on July 23, 1998.

The Proposed Plan. Under the proposed Plan, the Fund will pay Nuveen an annual 12b-1 fee according to the schedule below. Nuveen will pay this fee to authorized dealers of record, including Nuveen, for providing ongoing services to the Fund and its shareholders. These services generally include those described under the current 12b-1 Plan. Unlike the current Plan, the Fund would pay the entire amount of the fees under the proposed 12b-1 Plan. Nonetheless, Nuveen may, in its discretion and from its own resources, pay certain authorized dealers additional amounts for services rendered to shareholders.

Comparative Fee Information. Please refer to the Tax-Free Fund's Annual Operating Expenses table and Example on page 11 to compare the 12b-1 service fees (as a percentage of the Fund's average daily net assets) paid during the fiscal year ended February 28, 1999 with those that would have been paid on a pro forma basis under the proposed Plan. For the fiscal year ended February 28, 1999, the Tax-Free Fund paid $115,000 in 12b-1 service fees.

During the next fiscal year, the number of selling firms who are authorized dealers is anticipated to increase and Nuveen will begin retaining 12b-1 fees on accounts with no authorized dealer. As a result, the annual service fees paid to authorized dealers are expected to increase to 0.20% of the Fund's average daily net assets. Had these changes occurred at the start of the Fund's last fiscal year, under the current Plan, the Fund would have paid $511,000 in 12b-1 fees.

The 12b-1 fee under the current and proposed Plans are computed as follows:

-----------------------------------------------------------------------------------------------------------------
                                                                CURRENT 12B-1 FEE          PROPOSED 12B-1 FEE
                                                            (PAID ONE-HALF BY THE FUND      (PAID ENTIRELY BY
NET ASSETS OF SERVICED ACCOUNTS                              AND ONE-HALF BY NUVEEN)            THE FUND)
-----------------------------------------------------------------------------------------------------------------
Less than $2 million                                                              .10%                       .10%
$2 million to $5 million                                                          .15%                       .15%
$5 million to $10 million                                                         .20%                       .20%
$10 million and over                                                              .30%                       .25%
-----------------------------------------------------------------------------------------------------------------

SHAREHOLDER APPROVAL

Approval of this proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. The term "majority of the outstanding voting securities," as defined in the 1940 Act, means the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund.

The persons named in the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies "FOR" the approval of the proposed Rule 12b-1 Plan. You may vote "FOR" or "AGAINST" the approval of the Plan, or may "ABSTAIN" from voting on this proposal. If you give no voting instructions, your shares will be voted "FOR" the approval of the proposed Plan.

IMPACT OF THIS VOTE ON THE PROPOSED REORGANIZATION

At the meeting, shareholders will be asked to vote on a proposal to reorganize each Fund into a separate series of the Nuveen Money Market Trust, a newly-created Massachusetts business trust (see Proposal 4). The results of the shareholder vote on the proposal to approve the Rule 12b-1 Plan will determine the terms of the Fund's Rule 12b-1 Plan as a series of the Trust. If shareholders approve the proposed Plan and approve the reorganization, the proposed Plan will be implemented by the Trust, on behalf of the Fund. Should shareholders of the Fund approve the proposed Plan, but disapprove the reorganization, the proposed Plan will be implemented by the Fund in its current structure as a Maryland corporation. If shareholders disapprove the proposed Plan, the Board of Directors may take such additional action as it deems appropriate, including soliciting shareholder approval again, continuing the current 12b-1 Plan, or terminating the Plan.

PROPOSAL 3.B.  APPROVAL OF A NEW RULE 12B-1 PLAN, CONSOLIDATION OF THE
               INSTITUTIONAL, DISTRIBUTION PLAN AND SERVICE PLAN SERIES, AND, AS NECESSARY, AN IMPLEMENTING AMENDMENT TO THE ARTICLES OF INCORPORATION. (BY EACH CLASS OF THE NEW YORK FUND, VOTING SEPARATELY)

The proposed Rule 12b-1 Plan applies to all shareholders, including shareholders of the Fund's Institutional series who do not currently pay 12b-1 or service fees. If the proposed 12b-1 Plan is approved by all classes, there will be no differences between the Distribution Plan, Service Plan and Institutional series. Accordingly, shareholders of each class of the Fund are being asked to approve the consolidation of each class into a single share class of the Fund, which would incur the proposed 12b-1 fees. In the event that shareholders disapprove the reorganization (Proposal 4), shareholders of each class of the Fund are being asked to approve an implementing amendment to the Articles of Incorporation to consolidate the classes.

The Current Plans. The New York Fund has three classes of shares: Distribution Plan series, Service Plan series, and Institutional series. The current 12b-1 Plan applies to the Fund's Distribution Plan series only. The Fund's Service Plan series pays service fees pursuant to a Service Plan that has the same economic terms as, but is not, a Rule 12b-1 plan. Currently, shareholders of the Institutional series do not pay any 12b-1 or service fees.

Under the current 12b-1 Plan for the Distribution Plan series, the Fund and Nuveen pay authorized dealers of record for services rendered in the distribution of shares. Under the current Service Plan for Service Plan series, the Fund and Nuveen pay authorized dealers for servicing the accounts of Service Plan series shareholders. Under both types of Plans, services may include establishing and maintaining shareholder accounts, processing purchase and redemption orders, arranging for bank wires and answering shareholder inquiries. Payments under the current Plans are made at the rate of .25% per year of the average daily net assets of serviced accounts. These amounts are paid one-half by the Fund and one-half by Nuveen. Under the current Plans, Nuveen may, at its discretion and from its own resources, pay authorized dealers an additional amount not exceeding .05% per year based on the average net assets of accounts serviced thereby.

The New York Fund adopted its Rule 12b-1 and Service Plan on October 30, 1986. The Board approved the current Plans on July 23, 1998.

The Proposed Plan. The proposed Plan applies to all shares of the Fund, including shareholders of the Institutional series. If the proposed Plan is approved by all classes, there will be no differences between the Distribution Plan, Service Plan and Institutional series and, accordingly, shareholders of each class are being asked to approve the consolidation of their class into a single share class of the Fund, which would incur the proposed 12b-1 fees.

Under the proposed Plan, the Fund will pay an annual 12b-1 fee of .25% of the Fund's average daily net assets to reimburse Nuveen for compensating authorized dealers, including Nuveen, for providing ongoing services to shareholders. Such services generally include those described above. Unlike the current Plan, the Fund would pay the entire amount of the 12b-1 fees. Nonetheless, Nuveen may, in its discretion and from its own resources, pay certain firms additional amounts for services rendered to shareholders.

Comparative Fee Information. Please refer to the New York Fund's Annual Operating Expenses table and Example on page 12 to compare 12b-1 and service fees (as a percentage of the Fund's average daily net assets) paid during the fiscal year ended February 28, 1999 with those that would have been paid on a pro forma basis under the proposed Plan. For the fiscal year ended February 28, 1999, the Distribution Plan series paid $8,000 in 12b-1 fees and the Service Plan series paid $2,000 in service fees (total of $10,000).

During the next fiscal year, the number of authorized dealers is anticipated to increase, and Nuveen will begin retaining 12b-1 fees on accounts with no authorized dealer for which Nuveen provides on-going shareholder account services. As a result, annual service fees paid to authorized dealers are expected to increase 0.25% of the Fund's average daily net assets. Had these changes occurred at the start of the Fund's last fiscal year, the Distribution Plan series would have paid $77,000 in 12b-1 fees, and the Service Plan series would have paid $4,900 in service fees (total of $81,900), during the fiscal year ended February 28, 1999.

SHAREHOLDER APPROVAL AND IMPACT ON THE REORGANIZATION

Votes Required to Approve This Proposal. Approval of the proposed 12b-1 Plan for each class of the New York Fund requires the approval of that share class. For each class, approval of this proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the class. The term "majority of the outstanding voting securities," as defined in the 1940 Act, means the affirmative vote of the lesser of (1) 67% of the voting securities of the class present at the meeting if more than 50% of the outstanding shares of the class are present in person or by proxy or (2) more than 50% of the outstanding shares of the class. If the Fund disapproves the reorganization (Proposal 4) and, as a result, an implementing amendment to the Articles of Incorporation is required to consolidate the classes, approval of this proposal further requires the affirmative vote of a majority of the outstanding shares of each class, voting separately.

The persons named in the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies "FOR" the approval of this proposal. You may vote "FOR" or "AGAINST" this proposal, or may "ABSTAIN" from voting on this proposal. If you give no voting instructions, your shares will be voted "FOR" the approval of this proposal.

Impact of Approving the New 12b-1 Plan. If each class of the Fund approves the proposed 12b-1 Plan, then the Institutional, Distribution Plan and Service Plan series will be consolidated into a single share class of the Fund, subject to the terms of the proposed Plan. Further, if the Fund approves the reorganization (Proposal 4), the proposed Plan will be implemented by the Trust, on behalf of the Fund.

If each class of the Fund approves this proposal and the Fund disapproves the reorganization, the proposed Plan will be implemented by the Fund in its current corporate structure and the three classes will be consolidated into a single share class of the Fund. In this case, Proposal 3.B. also requests shareholder approval of an implementing amendment to the Articles of Incorporation to consolidate the classes.

Failure to Approve the New 12b-1 Plan. If each class disapproves the proposed 12b-1 Plan, the classes will not be consolidated and the Board may take such additional action as it deems appropriate, including soliciting shareholder approval again, or continuing or terminating the current Plans.

If the largest class of the Fund disapproves the proposed 12b-1 Plan and both of the smaller classes approve the Plan, the Fund will retain the terms of the current Plan for the largest class (and may cease selling shares of that class), implement the proposed Plan for the approving classes and consolidate the approving classes. In this case, Proposal 3.B. also requests shareholder approval of an implementing amendment to the Articles of Incorporation to consolidate the classes. If the largest class and one of the smaller classes disapprove the proposed Plan, the Board may take such additional action as it deems appropriate, including soliciting shareholder approval again, or continuing or terminating the current Plan for that class; or seeking to terminate and liquidate the class.

Further, if the Fund approves the reorganization, these actions will be implemented by the Trust, on behalf of the Fund. Should the Fund disapprove the reorganization, these actions will be implemented by the Fund, on behalf of each class thereof, in its current corporate structure.

If (i) the largest class of the Fund approves the proposed Plan; (ii) one or both of the other share classes disapprove the proposed Plan; and (iii) the Fund approves the reorganization, then the disapproving class or classes will be terminated by the Trust and the Fund will implement the proposed Plan. Should the Fund disapprove the reorganization, then the Board may take such additional action as it deems appropriate, including soliciting shareholder approval again; continuing or terminating the current 12b-1 Plan for the disapproving class or classes; or seeking to terminate and liquidate the disapproving class or classes.

PROPOSAL 3.C.  APPROVAL OF A NEW RULE 12B-1 PLAN, CONSOLIDATION OF THE
               INSTITUTIONAL, DISTRIBUTION PLAN AND SERVICE PLAN SERIES, AND, AS NECESSARY, AN IMPLEMENTING AMENDMENT TO THE ARTICLES OF INCORPORATION. (BY EACH CLASS OF THE CALIFORNIA FUND, VOTING SEPARATELY)

The proposed Rule 12b-1 Plan applies to all shareholders, including shareholders of the Fund's Institutional series who do not currently pay 12b-1 or service fees. If the proposed 12b-1 Plan is approved by all classes, there will be no differences between the Distribution Plan, Service Plan and Institutional series. Accordingly, shareholders of each class of the Fund are being asked to approve the consolidation of each class into a single share class of the Fund, which would incur the proposed 12b-1 fees. In the event that shareholders disapprove the reorganization (Proposal 4), shareholders of each class of the Fund are being asked to approve an implementing amendment to the Articles of Incorporation to consolidate the classes.

The Current Plans. The California Fund has three classes of shares: Distribution Plan series, Service Plan series, and Institutional series. The current 12b-1 Plan applies to the Fund's Distribution Plan series only. The Fund's Service Plan series pays service fees pursuant to a Service Plan that has the same economic terms as, but is not, a Rule 12b-1 plan. Currently, shareholders of the Institutional series do not pay any 12b-1 or service fees.

Under the current 12b-1 Plan for the Distribution Plan series, the Fund and Nuveen pay authorized dealers of record for services rendered in the distribution of shares. Under the current Service Plan for Service Plan series, the Fund and Nuveen pay authorized dealers for servicing the accounts of Service Plan series shareholders. Under both types of Plans, services may include establishing and maintaining shareholder accounts, processing purchase and redemption orders, arranging for bank wires and answering shareholder inquiries. Payments under the current Plans are made at the rate of .25% per year of the average daily net assets of serviced accounts. These amounts are paid one-half by the Fund and one-half by Nuveen. Under the current Plans, Nuveen may, at its discretion and from its own resources, pay authorized dealers an additional amount not exceeding .05% per year based on the average net assets of accounts serviced thereby.

The California Fund adopted its Rule 12b-1 and Service Plan on December 2, 1985, and revised each on August 29, 1991. The Board approved the current Plans on July 23, 1998.

The Proposed Plan. The proposed Plan applies to all shares of the Fund, including shareholders of the Institutional series. If the proposed Plan is approved by all classes, there will be no differences between the Distribution Plan, Service Plan and Institutional series and, accordingly, shareholders of each class are being asked to approve the consolidation of their class into a single share class of the Fund, which would incur the proposed 12b-1 fees.

Under the proposed Plan, the Fund will pay an annual 12b-1 fee of .25% of the Fund's average daily net assets to reimburse Nuveen for compensating authorized dealers, including Nuveen, for providing ongoing services to shareholders. Such services generally include those described above. Unlike the current Plan, the Fund would pay the entire amount of the 12b-1 fees. Nonetheless, Nuveen may, at its discretion and from its own resources, pay certain firms additional amounts for services rendered to shareholders.

Comparative Fee Information. Please refer to the California Fund's Annual Operating Expenses table and Example on page 12 to compare the 12b-1 and service fees (as a percentage of the Fund's average daily net assets) paid during the fiscal year ended February 28, 1999 with those that would have been paid on a pro forma basis under the proposed Plan. For the fiscal year ended February 28, 1999, the Distribution Plan series paid $23,000 in 12b-1 fees and the Service Plan series paid $116,000 in service fees (total of $139,000).

During the next fiscal year, the number of authorized dealers is anticipated to increase, and Nuveen will begin retaining 12b-1 fees on accounts with no authorized dealer for which Nuveen provides on-going shareholder account services. As a result, annual service fees paid to authorized dealers are expected to increase 0.25% of the Fund's average daily net assets. Had these changes occurred at the start of the Fund's last fiscal year, the Distribution Plan series would have paid $145,000 in 12b-1 fees, and the Service Plan series would have paid $249,000 in service fees (total of $394,000), during the fiscal year ended February 28, 1999.

SHAREHOLDER APPROVAL AND IMPACT ON THE REORGANIZATION

Votes Required to Approve This Proposal. Approval of the proposed 12b-1 Plan for each class of the California Fund requires the approval of that share class. For each class, approval of this proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the class. The term "majority of the outstanding voting securities," as defined in the 1940 Act, means the affirmative vote of the lesser of (1) 67% of the voting securities of the class present at the meeting if more than 50% of the outstanding shares of the class are present in person or by proxy or (2) more than 50% of the outstanding shares of the class. If the Fund disapproves the reorganization and, as a result, an implementing amendment to the Articles of Incorporation is required to consolidate the classes, approval of this proposal further requires, the affirmative vote of a majority of the outstanding shares of each class, voting separately.

The persons named in the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies "FOR" the approval of this proposal. You may vote "FOR" or "AGAINST" this proposal, or may "ABSTAIN" from voting on this proposal. If you give no voting instructions, your shares will be voted "FOR" the approval of this proposal.

Approving the New 12b-1 Plan. If each class of the Fund approves this proposal, then the Institutional, Distribution Plan and Service Plan series will be consolidated into a single share class of the Fund, subject to the terms of the proposed Plan. Further, if the Fund approves the reorganization (Proposal 4), the proposed Plan will be implemented by the Trust, on behalf of the Fund.

If each class of a Fund approves this proposal and the Fund disapproves the reorganization, the proposed Plan will be implemented by the Fund in its current corporate structure and the three classes will be consolidated into a single share class of the Fund. In this case, Proposal 3.C. also requests shareholder approval of an implementing amendment to the Articles of Incorporation to consolidate the classes.

Failure to Approve the New 12b-1 Plan. If any class of the Fund disapproves the proposed 12b-1 Plan, the Board may take such additional action regarding the disapproving class or classes as it deems appropriate, including soliciting shareholder approval again; continuing or terminating the current Plan(s) for the disapproving class or classes; or terminating and liquidating the disapproving class or classes. If two classes approve the proposed 12b-1 Plan, the classes will be consolidated into a single share class, which would incur the new Rule 12b-1 service fees. In this case, if the Fund disapproves the reorganization, Proposal 3.C. also requests shareholder approval of an implementing amendment to the Articles of Incorporation to consolidate the classes. If one class approves the proposed 12b-1 Plan, the proposed Plan will be implemented by the Fund on behalf of the approving class in its current corporate structure or as a series of the Trust.

PROPOSAL 4.  TO APPROVE A PLAN AND AGREEMENT OF REORGANIZATION. (BY EACH FUND)

At the meeting, shareholders of each Fund will be asked to vote separately regarding the approval of the reorganization of each Fund into a separate series of the Nuveen Money Market Trust, a newly-created Massachusetts business trust. The table below shows the current corporate structure of the Funds, and the proposed organizational structure after the reorganization:

--------------------------------------------------------------------------------------------------------
                     BEFORE:                                                After:
--------------------------------------------------------------------------------------------------------
Nuveen Tax-Exempt Money Market Fund, Inc., a          Nuveen Institutional Tax-Exempt Money Market Fund,
  Maryland corporation                                a series of the Trust.
Nuveen Tax-Free Reserves, Inc., a Maryland            Nuveen Municipal Money Market Fund, a series of
  corporation                                         the Trust.
Nuveen New York Tax-Free Money Market Fund, a         Nuveen New York Tax-Exempt Money Market Fund, a
  series of Nuveen Tax-Free Money Market Fund,        series of the Trust.
  Inc., a Minnesota corporation
Nuveen California Tax-Free Money Market Fund, a       Nuveen California Tax-Exempt Money Market Fund, a
  series of Nuveen California Tax-Free Fund, Inc.,    series of the Trust.
  a Maryland corporation
--------------------------------------------------------------------------------------------------------

Under the Plan and Agreement of Reorganization, each Fund will be reorganized into a separate series of the Trust. Each shareholder of the Fund will receive a number of shares of the series of the Trust, including any fractional shares, equal in value and number to the shareholder's Fund shares. Subsequently, each Fund will be dissolved and the outstanding shares of each Fund will be canceled. In other words, a Fund shareholder will receive the same pro rata interest in the series of the Trust as the shareholder had in the Fund immediately prior to the reorganization.

For the California Fund, this proposal also requests shareholder approval of an amendment to the Articles of Incorporation ("Articles"), which would add a new provision allowing certain corporate actions by the California Fund, such as approval of the reorganization into a series of a Massachusetts business trust and the related termination of the Fund, to be authorized by the vote of a majority of the shares entitled to vote rather than by a vote of two-thirds of such shares otherwise required by Maryland law (the amendment is attached as Annex C).

The Funds, as new series of the Trust, will be identical to the Funds as they currently exist, except that the results of the shareholder votes on Proposals 1-3 and 5-7 will be implemented in the new structure. In other words, the new series will operate in the same manner and with the same investment objectives and policies as the Fund, after giving effect to the results of the shareholder votes on Proposals 1-3 and 5-7. If a Fund does not approve the reorganization, that Fund will retain its current corporate structure. The Trust's address will be the same as the Funds' current address: 333 West Wacker Drive, Chicago, Illinois 60606.

WHAT IS THE PURPOSE OF THE REORGANIZATION?

The purpose of the reorganization is to create management efficiencies and economies of scale by standardizing and consolidating the organizational structures of the Funds. The reorganization is expected to foster efficiency by providing for a uniform set of charter documents, shareholder purchase options and shareholder account privileges. In addition, the reorganization is designed to capitalize on the greater operational flexibility afforded to business trusts under Massachusetts law as compared with Maryland and Minnesota corporations. The increased coordination of documents and policies will help to promote operational efficiencies, allocate work flows and allow for greater flexibility for future change, all of which are expected to benefit the Funds and their shareholders.

COMPARISON OF THE TRUST AND THE FUNDS.

Shareholder Liability. Each Fund is currently organized as a Minnesota or Maryland corporation. Under Minnesota and Maryland corporate law, shareholders are generally not liable for the obligations of the corporation. The Trust is organized as a business trust under the laws of the Commonwealth of Massachusetts. Although under Massachusetts law shareholders of a Massachusetts business trust could, under limited circumstances, be held personally liable for the obligations of the trust, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability. In addition, under the Declaration of Trust, the Trust will indemnify a shareholder for his or her losses and expenses should the shareholder be held personally liable for the obligations of the Trust. AS A RESULT, THE LIKELIHOOD THAT A SHAREHOLDER WOULD BE HELD PERSONALLY LIABLE FOR THE OBLIGATIONS OF THE TRUST IS EXTREMELY REMOTE.

Board Member Liability. Generally, the obligations of the Trust or a Fund, in its current corporate structure, are not binding upon board members individually, but only upon the assets and property of the Trust or Fund. Although board members generally are not liable for errors arising from proper exercise of their business judgment, nothing would protect a board member against any liability arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Differences in the Voting Rights of Shareholders. The voting rights of shareholders under the Declaration of Trust and Massachusetts law are substantially similar to those under the Articles of Incorporation of each Fund and Maryland or Minnesota law, except in the following instances:

     Meetings Called By Shareholders The Declaration of Trust provides that a shareholder meeting may be called upon the written request of shareholders owning at least one-tenth of the outstanding shares entitled to vote. Under the Funds' current corporate structure, a shareholder meeting must be called at the written request of stockholders entitled to cast at least 25% (10% for the New York Fund) of all the votes entitled to be cast at the meeting.

     Quorums Under the Declaration of Trust, 30% of the shares entitled to vote at a meeting constitutes a quorum. Currently, for the New York Fund, the holders of a majority of voting power of shares entitled to vote at a meeting constitute a quorum. For the other Funds, the presence in person or by proxy of stockholders entitled to cast a majority of all of the votes entitled to be cast at a meeting constitutes a quorum.

     Removal of Board Members The Declaration of Trust provides that board members generally may be removed only for cause and then only by a vote of 66 2/3% of the remaining trustees or of the outstanding shares. Currently, any one or more of the directors may be removed, either with or without cause, by the vote of the stockholders holding a majority of all the votes entitled to be cast for the election of directors.

     Termination/Dissolution Under the Declaration of Trust, the Trust (or a series) can be terminated by (i) the Board of Trustees, upon written notice to the shareholders, without a vote of the shareholders of the Trust (or series); (ii) the affirmative vote of a majority of the outstanding voting securities of the Trust (or a series), when termination is recommended by the Board of Trustees; or (iii) by affirmative vote of 66 2/3% of the outstanding shares of the Trust (or series). The New York Fund may be terminated by the affirmative vote of a majority of the outstanding shares of each class of the Fund, but to dissolve the corporation, an affirmative vote of a majority of the voting power of shares entitled to vote is required. For the Tax-Free and Tax-Exempt Funds, Maryland law requires the affirmative vote of two-thirds of all the votes entitled to be cast on the matter to dissolve the corporation or to terminate a Fund. The California Fund may be terminated by the affirmative vote of a majority of the outstanding shares of the Fund, but, currently, to dissolve the corporation, an affirmative vote of two-thirds of all the votes entitled to be cast on the matter is required.

     Election of Board Members Under the Declaration of Trust, trustees may be elected by a plurality of the shares present and entitled to vote at a meeting at which a quorum is present. Currently, for the New York Fund, the election of a director requires a vote of a majority of the shares present and entitled to vote at a meeting in which a quorum is present. For the other Funds, the election of a director requires the vote of a majority of all the votes cast at a meeting at which a quorum is present.

     Amendments to Charter The Declaration of Trust (other than the provisions set forth in Article V of the Declaration of Trust which requires the affirmative vote of the holders of at least 66 2/3% of the outstanding shares of the Trust) may be amended by the vote of a majority of trustees with the consent of shareholders holding more than 50% of the shares entitled to vote or, under limited circumstances, by the vote of a majority of the trustees without shareholder approval. Under the Articles of Incorporation of the Tax-Free and Tax-Exempt Funds, an amendment to the Articles of Incorporation requires the affirmative vote of two-thirds of all the votes entitled to be cast on the matter. Under the Articles of Incorporation of the New York and California Funds, an amendment to the Articles of Incorporation requires the affirmative vote of a majority of the outstanding shares of the Fund (or the affected class).

DETAILS ABOUT THE REORGANIZATION

Under the Plan and Agreement of Reorganization, on the date of effectiveness of the reorganization: (i) each Fund will transfer all its assets to a separate series of the Nuveen Money Market Trust, a newly-created Massachusetts business trust, in exchange for the same number and value of shares (of the same class, if applicable) of the series as there are currently outstanding shares of the Fund (and class, if applicable) and the assumption by the series of all of the liabilities of each Fund; (ii) distribution by the Fund to each shareholder of that Fund of a number of shares of the series (and of the same class, if applicable), including any fractional shares, equal in value and number to such shareholder's Fund shares; and (iii) the subsequent dissolution of each Fund and cancellation of the outstanding shares of each Fund. A Fund shareholder will therefore receive the same pro rata interest in the series of the Trust as of the effective time of the reorganization as the shareholder had in the Fund immediately prior to the reorganization. The new series will then operate in the same manner and with the same investment objectives and policies of the Fund, after giving effect to the results of the shareholder votes on Proposals 1-3 and 5-7. If approved by shareholders, it is expected that the reorganization will be effective on June 25, but may occur at a different time. Confirmations of the shares of the series issued in exchange for shares of a Fund will not be sent to shareholders because the number and value of shares held by a shareholder will not be changed by the reorganization. It will not be necessary for a shareholder holding certificates of Fund shares to exchange those certificates for new certificates representing shares of the corresponding series following the reorganization. Certificates for shares of a Fund issued prior to the reorganization will represent shares of the same class, if applicable, of the series after the reorganization.

FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

It is anticipated that the transactions contemplated by the reorganization will be tax-free for federal income tax purposes. Each Fund has received an opinion of Morgan, Lewis & Bockius LLP, fund counsel, that under the Internal Revenue Code of 1986 the reorganization of the Fund into a separate series of the Trust pursuant to the reorganization will not give rise to the recognition of income, deductions, gain or loss for federal income tax purposes to the Fund or its shareholders. A shareholder's adjusted basis for tax purposes in shares of the new series after the reorganization will be the same as his or her adjusted basis for tax purposes in the shares of the Fund immediately before the reorganization. The holding period of the shares of the new series received by the shareholders of that Fund will include the holding period of shares of the Fund exchanged therefor, provided that at the time of the exchange the shares of the Fund were held as capital assets. The opinion from Morgan, Lewis & Bockius LLP will be made available for inspection and copying at the principal executive offices of the Funds to any Fund shareholder who so requests.

BOARD APPROVAL AND CONSIDERATIONS

At a joint meeting of the Boards of Directors of the Funds held on February 1-2, 1999, the directors voted to recommend that shareholders approve the proposed reorganization. After due consideration, each Board of Directors, including all independent directors, unanimously approved the reorganization, subject to shareholder approval. At the meeting, the Boards considered the management efficiencies and economies of scale that are expected to result from standardizing and consolidating the organizational structures of the Funds and providing for a uniform set of charter documents, shareholder purchase options and shareholder account privileges, and the greater flexibility afforded to a business trust under Massachusetts law as compared with a corporation under Maryland and Minnesota laws. In addition, the Boards considered the expected operational efficiencies resulting from the increased coordination of documents and policies, allocation of work flows and greater flexibility for future change. The Boards believe that, for all of the above reasons, the Funds are expected to benefit from the reorganization. In consideration of the foregoing, each Board, including a majority of independent directors, found that the reorganization is in the best interests of each Fund and its shareholders, and that there will be no dilution of the interests of a Fund's shareholders as a result of the reorganization.

SHAREHOLDER APPROVAL

For the New York Fund, approval of this proposal requires the affirmative vote of a majority of the voting power of shares of the Fund entitled to vote. For the Tax-Exempt and Tax-Free Funds, approval of this proposal requires the vote of two-thirds of all votes entitled to be cast on the matter. For the California Fund, approval of the reorganization, which first includes an amendment to the Articles of Incorporation to lower the necessary vote, requires approval by the affirmative vote of a majority of the shares entitled to vote. If a majority of the outstanding shares of the California Fund are voted in favor of this proposal, appropriate Articles of Amendment will immediately be filed with the State of Maryland while the meeting is in progress so that the amendment would be effective before the time at the shareholders' meeting when the reorganization will be considered and voted upon. Thus, approving this proposal will allow approval of the reorganization by a majority, rather than two-thirds, of the shares entitled to vote on this proposal.

The persons named in the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies "FOR" the approval of this proposal. You may vote "FOR" or "AGAINST" this proposal, or may "ABSTAIN" from voting on this proposal. If you give no voting instructions, your shares will be voted "FOR" the approval of this proposal.

IMPACT OF THE PREVIOUS PROPOSALS ON THE REORGANIZATION

If the reorganization is approved, each series of the Trust will operate in the same manner and with the same investment objectives and policies of each Fund, after giving effect to the results of the shareholder votes on Proposals 1-3 and 5-7. In other words, the results of the shareholder votes on Proposals 1-3 and 5-7 will determine the composition of the Board of Trustees of the Trust, the terms of the management agreement between the Trust, on behalf of each Fund, and Nuveen Advisory, each Fund's distribution arrangements, and the investment objective and policies of each Fund and the independent auditor for each Fund. If shareholders approve the reorganization, the results of the shareholder votes on Proposals 1-3 and 5-7 will be implemented for each Fund, as a separate series of the Trust.

RELATED NAME CHANGES

Generally. If shareholders of a Fund disapprove the reorganization, the Board expects to amend the Fund's name, which does not require shareholder approval. The current and revised names are listed below:

-------------------------------------------------------------------------------------------------------
                   CURRENT NAME                             Revised Name in Current Corporation
-------------------------------------------------------------------------------------------------------
Nuveen Tax-Exempt Money Market Fund, Inc.            Nuveen Institutional Tax-Exempt Money Market Fund,
                                                     Inc.
Nuveen Tax-Free Reserves, Inc.                       Nuveen Municipal Money Market Fund, Inc.
Nuveen New York Tax-Free Money Market Fund, a
series of Nuveen Tax-Free Money Market Fund, Inc.    Nuveen New York Tax-Exempt Money Market Fund, a
                                                     series of Nuveen Tax-Free Money Market Fund, Inc.
Nuveen California Tax-Free Money Market Fund, a
series of Nuveen California Tax-Free Fund, Inc.      Nuveen California Tax-Exempt Money Market Fund, a
                                                     series of Nuveen California Tax-Exempt Money
                                                     Market Fund, Inc.
-------------------------------------------------------------------------------------------------------

THE DIRECTORS UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE REORGANIZATION.

PROPOSAL 5.  TO APPROVE CHANGES TO THE FUND'S INVESTMENT OBJECTIVE. (BY EACH
             FUND)

At the meeting, shareholders of each Fund will be asked to approve amendments to that Fund's investment objective. The primary purpose of this proposal is to conform each Fund's investment objective to a standardized form, without changing the substance of the objective. This will simplify the administration of Nuveen's money market funds by adopting a standardized formulation of the funds' investment objectives.

As part of the proposed standardization of language, each Fund's investment objective (except the Tax-Exempt Fund) adds the word "regular" when referring to income exempt from federal income taxes. The purpose of changing "federal income taxes" to "regular federal income taxes" is to clarify that the New York and California Funds may invest up to 20% of their respective net assets and the Tax-Free Fund may invest an unlimited amount of its assets in securities the income from which is subject to federal alternative minimum taxes ("AMT bonds"). Since the Tax-Free Fund may invest without limit in AMT bonds, the tax liability from Fund dividends for those shareholders subject to the federal alternative minimum tax may increase. Reflecting the Tax-Free Fund's level of investments in AMT Bonds, the Board of Directors approved changing the name of the Tax-Free Fund to the Municipal Money Market Fund. This change does not require shareholder approval. The New York and California Funds expect that they may invest up to the 20% limitation of their respective net assets in AMT bonds. Currently, the Tax-Exempt Fund does not plan to invest in any securities the income from which is subject to federal alternative minimum taxes.

BOARD APPROVAL AND CONSIDERATIONS

At a joint meeting of the Boards of Directors of the Funds held on February 1-2, 1999, the directors voted to recommend that shareholders approve the proposed amendment to each Fund's investment objective. After due consideration, each Board of Directors, including all independent directors, unanimously approved the amendment to each Fund's investment objective, subject to shareholder approval. With respect to each Fund (except the Tax-Exempt Fund), the Boards considered Nuveen Advisory's plans to increase the Fund's investments in securities whose income may be subject to federal alternative minimum taxes and which generally bear higher yields than comparable securities not subject to these taxes. The Boards also considered Nuveen Advisory's representation that increasing a Fund's investments in such securities would likely enhance performance, increase the Fund's ability to raise assets and achieve economies of scale. The Boards concluded that the proposed amendment to each Fund's investment objective would standardize and simplify the Fund's objective, while permitting the Fund to increase its investment in certain, potentially higher-yielding securities. The Boards believe that the amendment to each Fund's investment objective is in the best interest of the Fund and its shareholders.

SHAREHOLDER APPROVAL

Approval of this proposal for a Fund requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. The term "majority of the outstanding voting securities," as defined in the 1940 Act, means the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund.

The persons named in the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies "FOR" the approval of the proposed amendment to the Fund's investment objective. You may vote "FOR" or "AGAINST" the approval of the amendment, or may "ABSTAIN" from voting on this proposal. If you give no voting instructions, your shares will be voted "FOR" the approval of the amendment to the Fund's investment objective.

If this proposal is approved, each Fund's amended investment objective may not be changed without the prior approval of the shareholders of that Fund.

THE DIRECTORS UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF EACH FUND VOTE "FOR" THE AMENDMENT TO ITS INVESTMENT OBJECTIVE.

PROPOSAL 5.A.  APPROVAL TO AMEND THE TAX-EXEMPT FUND'S INVESTMENT OBJECTIVE.
               (BY THE TAX-EXEMPT FUND ONLY)

At the meeting, only shareholders of the Tax-Exempt Fund will be asked to vote on the following amendment to the Fund's investment objective. The investment objective is currently stated as follows:

     providing, as high a level of current interest income exempt from federal income taxes as is consistent, in the view of the Fund management, with stability of principal and the maintenance of liquidity through investment in a professionally managed portfolio of high quality, short-term Municipal Obligations.

Subject to shareholder approval, the Fund's investment objective will be revised to read:

     to provide as high a level of current income exempt from federal income taxes as is consistent with the stability of principal and the maintenance of liquidity.

PROPOSAL 5.B.  APPROVAL TO AMEND THE TAX-FREE FUND'S INVESTMENT OBJECTIVE.
               (BY THE TAX-FREE FUND ONLY)

At the meeting, only shareholders of the Tax-Free Fund will be asked to vote on the following amendment to the Fund's investment objective. The investment objective is currently stated as follows:

     providing, through investment in a professionally managed portfolio of high quality short-term Municipal Obligations, as high a level of current interest income exempt from federal income tax as is consistent, in the view of the Fund management, with stability of principal and the maintenance of liquidity.

Subject to shareholder approval, the Fund's investment objective will be revised to read:

     to provide as high a level of current income exempt from regular federal income taxes as is consistent with the stability of principal and the maintenance of liquidity.

PROPOSAL 5.C.  APPROVAL TO AMEND THE NEW YORK FUND'S INVESTMENT OBJECTIVE.
               (BY THE NEW YORK FUND ONLY)

At the meeting, only shareholders of the New York Fund will be asked to vote on the following amendment to the Fund's investment objective. The investment objective is currently stated as follows:

     providing, through investment in high quality short term Municipal Obligations, as high a level of current interest income exempt from both federal and New York income taxes as is consistent, in the view of the Fund's management, with the stability of principal and the maintenance of liquidity.

Subject to shareholder approval, the Fund's investment objective will be revised to read:

     to provide as high a level of current income exempt from both regular federal and New York personal income taxes as is consistent with the stability of principal and the maintenance of liquidity.

PROPOSAL 5.D.  APPROVAL TO AMEND THE CALIFORNIA FUND'S INVESTMENT OBJECTIVE.
               (BY THE CALIFORNIA FUND ONLY)

At the meeting, only shareholders of the California Fund will be asked to vote on the following amendment to the Fund's investment objective. The investment objective is currently stated as follows:

     providing, through investment in a professionally managed portfolio of California Municipal Obligations, as high a level of current interest income exempt from both federal and California income taxes as is consistent with its investment policies and with preservation of capital.

Subject to shareholder approval, the Fund's investment objective will be revised to read:

     to provide as high a level of current income exempt from both regular federal and California personal income taxes as is consistent with the stability of principal and the maintenance of liquidity.

IMPACT OF THIS VOTE ON THE PROPOSED REORGANIZATION

At the meeting, shareholders will be asked to vote on a proposal to reorganize each Fund into a separate series of the Nuveen Money Market Trust, a newly-created Massachusetts business trust (see Proposal 4). The results of the shareholder vote on the proposal to approve amendments to Fund investment objectives will determine the investment objective of each Fund as a series of the Trust. If shareholders of a Fund approve the proposed amendment to the Fund's objective and approve the reorganization, the Fund will have the amended investment objective as a series of the Trust. Should shareholders of a Fund approve the proposed amendment to the Fund's objective, but disapprove the reorganization, the Fund will have the amended investment objective in its current corporate structure. If shareholders of a Fund disapprove the proposed amendment to the Fund's investment objective, but approve the reorganization, the Fund will have its current investment objective as a series of the Trust.

PROPOSAL 6.  TO APPROVE THE ELIMINATION OF TWO FUNDAMENTAL POLICIES.
               (BY EACH FUND)

At the meeting, shareholders of each Fund will be asked to vote separately regarding the elimination of two fundamental investment policies that were originally adopted to comply with now obsolete state securities laws. The first seeks to limit investment risk by restricting the fund's ability to invest in securities of "unseasoned" companies with limited or no long-term track record in business. As a tax-exempt money market fund, your fund does not invest in companies. Rather, it invests in bonds issued by state and local governments and government authorities. For this reason, this policy has not been relevant to your fund's investment strategy and its elimination would have no impact on your fund's operation. The second seeks to prevent conflicts of interest by restricting the fund's ability to invest in securities which fund officers also own. We believe your fund's Code of Ethics, which restricts the investment activities of fund management personnel and was adopted pursuant to SEC rules, is sufficient to prevent potential conflicts of interest.

Nuveen Advisory believes that because these policies are no longer mandatory under state securities laws and they have no real impact on portfolio composition, their elimination will simplify each Fund's compliance efforts.

SHAREHOLDER APPROVAL

For each Fund, approval of this proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. The term "majority of the outstanding voting securities," as defined in the 1940 Act, means the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund.

The persons named in the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies "FOR" the approval of the elimination of the Fund's fundamental investment policies discussed herein. You may vote "FOR" or "AGAINST" the approval of this proposal, or may "ABSTAIN" from voting on the proposal. If you give no voting instructions, your shares will be voted "FOR" the approval of the elimination of the Fund's fundamental policies discussed herein.

PROPOSAL 6.A.  ELIMINATING EACH FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING
               INVESTMENTS IN SECURITIES OF UNSEASONED ISSUERS.

At the meeting, shareholders of each Fund will be asked to vote separately regarding the elimination of each Fund's fundamental investment policy with respect to investing in securities of "unseasoned" issuers. The policy is currently stated as follows:

     [A Fund may not] invest more than 5% of its total assets in securities of unseasoned issuers which, together with their predecessors, have been in operation for less than three years.

Upon shareholder approval, this policy will be eliminated.

The original purpose of this policy was to comply with certain state regulatory requirements, which have since been eliminated. This particular state regulation was intended to limit the risks associated with investing in companies that have no proven long-term track record in business or whose prospects are uncertain. As a tax-exempt money market fund, your fund does not invest in companies. Rather, it invests in debt securities issued by state and local governments and government authorities. For this reason, this policy has not been relevant to your fund's investment strategy and its elimination would have no impact on your fund's operation.

As a result, the policy regarding "unseasoned" issuers has not materially affected the way in which the Funds' assets have been managed in the past. Nonetheless, it has remained a fundamental policy of each Fund and, as such, requires each Fund to continuously monitor its compliance with the policy. In addition, the Funds have other fundamental policies and are subject to the detailed guidelines and requirements of Rule 2a-7 under the 1940 Act, each of which is designed to limit risk. The elimination of this policy is not expected to materially affect the way in which the Funds are managed or the way in which securities or instruments are selected for the Funds. Because it is no longer necessary for the Funds to comply with this policy, the Boards believe that the Funds would benefit from the increased management efficiency and streamlined compliance efforts that would likely result from its elimination.

BOARD APPROVAL AND CONSIDERATIONS

At a joint meeting of the Boards of Directors of the Funds held on February 1-2, 1999, the directors voted to recommend that shareholders approve the proposed elimination of the fundamental policy regarding investing in "unseasoned" issuers. After due consideration, each Board of Directors, including all independent directors, unanimously approved the elimination of this policy, subject to shareholder approval. At the meeting, the Boards considered the way in which each Fund's assets are managed, the compliance burdens of retaining the policy, and the additional policies and regulatory requirements that serve to reduce the risks to which the Funds are subject. The Boards concluded that the proposed elimination of the policy regarding "unseasoned" issuers would standardize and simplify the Funds' policies, without significantly altering the way in which each Fund would be managed or the way in which securities would be selected for the Funds. The Boards believe that eliminating the policy would not increase the risks to which the Funds are subject. The Boards believe that the elimination of the fundamental policy regarding investing in "unseasoned" issuers is in the best interests of the Funds and their shareholders.

THE DIRECTORS UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 6.A.

PROPOSAL 6.B.  ELIMINATING EACH FUND'S FUNDAMENTAL INVESTMENT POLICY
               REGARDING INVESTING IN ISSUERS IN WHICH MANAGEMENT OF THE FUND OR NUVEEN ADVISORY HAS INVESTED.

At the meeting, shareholders of each Fund will be asked to vote separately regarding the elimination of each Fund's fundamental investment policy with respect to investing in issuers in which Fund management or Nuveen Advisory has invested. The policy is currently stated as follows:

     [A Fund may not] purchase or retain the securities of any issuer other than the securities of the Fund if, to the Fund's knowledge, those directors of the Fund or those officers and directors of Nuveen Advisory Corp., who individually own beneficially more than 1/2 of 1% of the outstanding securities of each issuer, together own beneficially more than 5% of such outstanding securities.

Upon shareholder approval, this policy will be eliminated.

The original purpose of this policy was to comply with certain state regulatory requirements which have since been eliminated. This particular state regulation was designed to address potential conflicts of interest that may arise where a mutual fund, and its directors, investment adviser or its affiliates, invest in the same issuer.

The Funds, Nuveen Advisory and other related entities have adopted pursuant to SEC rules a Code of Ethics which essentially prohibits Fund directors and officers, those of Nuveen Advisory, and other fund management personnel from engaging in personal investments which compete or interfere with, or attempt to take advantage of, a Fund's anticipated or actual portfolio transactions. The Code of Ethics is designed to assure that the interest of Fund shareholders is placed before the interest of Fund directors and officers and Nuveen Advisory personnel in connection with personal investment transactions, and seeks to prevent the conflicts of interests that this policy sought to address.

BOARD APPROVAL AND CONSIDERATIONS

At a joint meeting of the Boards of Directors of the Funds held on February 1-2, 1999, the directors voted to recommend that shareholders approve the proposed elimination of the fundamental policy regarding investing in issuers in which management of the Fund or Nuveen Advisory has invested. After due consideration, each Board of Directors, including all independent directors, unanimously approved the elimination of this policy, subject to shareholder approval. At the meeting, the Boards considered the prohibitions and policies in the Code of Ethics discussed above and its ability to place the interest of Fund shareholders before those that may be in a position to take advantage of a Fund, and the relevant restrictions of and fiduciary duties prescribed by the 1940 Act, the Investment Advisers Act of 1940 and state law. The Boards concluded that the proposed elimination of this policy would standardize and simplify the Funds' policies, without significantly altering the way in which each Fund would be managed or the way in which securities were selected for the Funds and without exposing the Funds to increased risks resulting from actual or potential conflicts of interest. The Boards believe that the elimination of this fundamental policy is in the best interest of the Funds and their shareholders.

THE DIRECTORS UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 6.B.

IMPACT OF THIS VOTE ON THE REORGANIZATION

At the meeting, shareholders will be asked to vote on a proposal to reorganize each Fund into a separate series of the Nuveen Money Market Trust, a newly-created Massachusetts business trust (see Proposal 4). The results of the shareholder vote on the proposal to eliminate these fundamental policies will determine whether the Fund retains those policies as a series of the Trust. If shareholders of a Fund approve the elimination of a policy and approve the reorganization, the Fund will not have the investment policy as a series of the Trust. Should shareholders of a Fund approve the elimination of a policy, but disapprove the reorganization, the policy will be eliminated as a fundamental policy of the Fund, as it exists in its current corporate structure. If shareholders of a Fund disapprove the elimination of a policy, but approve the reorganization, the Fund will retain the fundamental policy, as a series of the Trust.

PROPOSAL 7.  TO RATIFY THE SELECTION OF ARTHUR ANDERSEN LLP
               AS INDEPENDENT AUDITORS. (BY EACH FUND)

At the meeting, shareholders of each Fund will be asked to vote separately on the proposal to ratify the selection of Arthur Andersen LLP as the Fund's independent auditors. The members of each Fund's Board who are not "interested persons" of that Fund have unanimously selected Arthur Andersen LLP, independent public accountants, as independent auditors, to audit the books and records of that Fund for the fiscal year ending February 28, 2000. Arthur Andersen LLP has served as each Fund's independent auditors since that Fund was organized. Arthur Andersen LLP has informed the Funds that it has no direct or indirect financial interest in the Funds, except as independent auditor. The selection of Arthur Andersen LLP as independent auditors of each Fund is being submitted to the shareholders for ratification. Each Fund's Audit Committee recommended to the Board that Arthur Andersen LLP be selected as independent auditors. Representatives of Arthur Andersen LLP are not expected to be present at the meeting, but will be available should questions arise.

BOARD APPROVAL AND CONSIDERATIONS

At a joint meeting of the Boards of Directors of the Funds held on February 1-2, 1999, the directors voted to select Arthur Andersen LLP as independent auditors of each Fund and recommend that shareholders ratify the selection. At the meeting, the Boards considered the recommendation of the Audit Committee and Arthur Andersen LLP's past performance as independent auditors of the Funds.

SHAREHOLDER APPROVAL

For the New York Fund, approval of this proposal requires the vote of a majority of the shares present and entitled to vote at a meeting in which a quorum is present. For the other Funds, approval of this proposal requires the vote of a majority of all the votes cast at a meeting at which a quorum is present.

The persons named in the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies "FOR" the approval of this proposal. You may vote "FOR" or "AGAINST" the approval of this proposal, or may "ABSTAIN" from voting on the proposal. If you give no voting instructions, your shares will be voted "FOR" this proposal.

THE DIRECTORS UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 7.

  [This Space Intentionally Left Blank. Please Proceed To The Following Page.]

                               OTHER INFORMATION

QUORUM. A quorum of shareholders is required to take action at the meeting. For the New York Fund, the holders of a majority of voting power of shares entitled to vote at a meeting constitute a quorum. For each of the other Funds, the presence in person or by proxy of stockholders entitled to cast a majority of all of the votes entitled to be cast at a meeting constitutes a quorum. The inspectors of election will determine whether a quorum is present at the meeting.

REQUIRED VOTE. The following chart shows the required vote for each proposal.

----------------------------------------------------------------------------------------------------------------
PROPOSAL                                                                     Required Vote
----------------------------------------------------------------------------------------------------------------
1.    Election of Board nominees.                      For the New York Fund: a majority of the shares present
                                                       and entitled to vote at a meeting in which a quorum is
                                                       present. For the other Funds: a majority of all the votes
                                                       cast at a meeting at which a quorum is present.
2.    Approval of a new investment management          The lesser of (i) 67% of the shares of the Fund present
      agreement.                                       at the meeting, if more than 50% of the outstanding
                                                       shares of the Fund are present in person or by proxy or
                                                       (ii) more than 50% of the outstanding shares of the Fund.
3.    Approval of a new 12b-1 Plan. In addition,       The lesser of (i) 67% of the shares of the class present
      for the New York and California Funds,           at the meeting, if more than 50% of the outstanding
      approval of consolidation and, as necessary,     shares of the class are present in person or by proxy or
      an implementing amendment to Articles of         (ii) more than 50% of the outstanding shares of the
      Incorporation.                                   class. For the New York and California Funds, if an
                                                       amendment to Articles of Incorporation is required, the
                                                       approval of this proposal requires the affirmative vote
                                                       of a majority of the outstanding shares of each class,
                                                       voting separately.
4.    Approval of the Plan and Agreement of            For the New York Fund: the affirmative vote of a majority
      Reorganization. For the California Fund,         of the voting power of shares of the Fund entitled to
      approval of amendment to Articles of             vote. For the Tax-Free and Tax- Exempt Funds: the
      Incorporation to lower the required vote for     affirmative vote of two-thirds of all votes entitled to
      the approval of the Plan and Agreement of        be cast on the matter. For the California Fund, the
      Reorganization.                                  amendment to the Articles requires the affirmative vote
                                                       of a majority of the outstanding shares of the Fund; the
                                                       approval of the Plan and Agreement of Reorganization,
                                                       after the amendment to the Articles, requires the
                                                       affirmative vote of a majority of the shares entitled to
                                                       vote.
5.    Approval of Amendments to investment             The lesser of (i) 67% of the shares of the Fund present
      objective                                        at the meeting, if more than 50% of the outstanding
                                                       shares of the Fund are present in person or by proxy or
                                                       (ii) more than 50% of the outstanding shares of the Fund.
6.    Elimination of two fundamental investment        The lesser of (i) 67% of the shares of the Fund present
      policies.                                        at the meeting, if more than 50% of the outstanding
                                                       shares of the Fund are present in person or by proxy or
                                                       (ii) more than 50% of the outstanding shares of the Fund.
7.    Ratification of the selection of the             For the New York Fund: a majority of the shares present
      independent auditors.                            and entitled to vote at a meeting in which a quorum is
                                                       present. For the other Funds: a majority of all the votes
                                                       cast at a meeting at which a quorum is present.
----------------------------------------------------------------------------------------------------------------

Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present. If a proposal must be approved by a percentage of votes cast on the proposal, abstentions and broker non-votes will not be counted as "votes cast" on the proposal and will have no effect on the result of the vote. If the proposal must be approved by a percentage of shares present at the meeting or of the Fund's outstanding shares, abstentions and broker non-votes will have the effect of votes against the proposal. "Broker non-votes" occur where: (i) shares are held by brokers or nominees, typically in "street name;" (ii) instructions have not been received from the beneficial owners or persons entitled to vote; and (iii) the broker or nominee does not have discretionary voting power on a particular matter.

ADJOURNMENT. If, by the time scheduled for the meeting, a quorum of shareholders is not present or if a quorum is present but sufficient votes in favor of any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further soliciting of proxies from shareholders. For each Fund, any such adjournment will require the affirmative vote of a majority of the shares of the Fund present and entitled to vote at the session of the meeting to be adjourned, even though less than a quorum is present. The persons named as proxies will vote in favor of any such adjournment if they determine that such adjournment and additional solicitation are reasonable and in the interest of the shareholders. In addition to the solicitation of proxies by mail, directors and officers of each Fund may solicit proxies in person or by telephone, telegraph, telefacsimile, or other electronic means. Persons holding shares as nominees will, on request, be reimbursed for their reasonable expenses in sending solicitation materials to their principals.

SHAREHOLDER PROPOSALS. The Funds are not required to hold annual shareholder meetings, but each will hold special meetings as required or deemed desirable. Since the Funds do not hold regular meetings of shareholders, the anticipated date of the next special shareholder meeting cannot be provided. Any shareholder proposal that may properly be included in the proxy solicitation material for a special shareholder meeting should be sent to the attention of the Fund's secretary, 333 West Wacker Drive, Chicago, Illinois 60606 no later than four months prior to the date this Joint Proxy Statement is mailed to shareholders.

EXPENSES OF PROXY SOLICITATION. The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement, and all other costs in connection with the solicitation of proxies, will be paid by the Funds pro rata based on the number of shareholder accounts. Additional solicitations may be made by letter, telephone or telegraph by officers of each Fund, by officers or employees of John Nuveen & Co. Incorporated or Nuveen Advisory Corp., or by dealers and their representatives. D.F. King & Co. Inc. will assist in the solicitation of proxies at a total estimated cost of $10,000 plus reasonable expenses.

ANNUAL REPORT DELIVERY. Annual reports are sent to shareholders of record of each Fund following such Fund's fiscal year end. Each Fund will furnish, without charge, a copy of its most recent annual report and most recent Semi-Annual Report succeeding such Annual Report, if any, on request. Such written or oral request may be directed to a Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling (800) 257-8787.

5% SHAREHOLDERS. A list of persons who were, as of April 6, 1999, record owners or, to the knowledge of the Funds, beneficial owners of 5% or more of the shares of each Fund is attached hereto as Annex D.

GENERAL INFORMATION ABOUT NUVEEN

Nuveen has sponsored or underwritten more than $60 billion of investment company securities. Nuveen and its affiliates have more than $50 billion in assets under management. Over 1,300,000 individuals have invested to date in Nuveen investment products. Founded in 1898, Nuveen is a subsidiary of The John Nuveen Company which, in turn, is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located at 385 Washington Street, St. Paul, Minnesota 55102 and is principally engaged in providing property-liability insurance through subsidiaries.

During the fiscal year ended February 28, 1999, the Tax-Free Fund paid 12b-1 fees to NationsBanc Investments, Inc. in the amount of $70,097; the Service Plan series of the New York Fund paid service fees to Piper Jaffrey, Inc. in the amount of $6,520; and the Service Plan series of the California Fund paid service fees to the Republic Bank of California in the amount of $278,102.

                    OTHER MATTERS TO COME BEFORE THE MEETING

The Boards are not aware of any matters that will be presented for action at the meetings other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote matters in accordance with their best judgment.

Whether or not you plan to attend the meeting, please vote promptly.

By order of each Board of Directors
Gifford R. Zimmerman
Vice President and Secretary

                                                                         ANNEX A

                                    FORM OF
                        INVESTMENT MANAGEMENT AGREEMENT

AGREEMENT made as of the   day of [       ], 1999, by and between NUVEEN
[       ], a [       ] corporation (the "Fund"), and NUVEEN ADVISORY CORP., a
Delaware corporation (the "Adviser").

                                   WITNESSETH

In consideration of the mutual covenants hereinafter contained, it is hereby agreed by and between the parties hereto as follows:

1. The Fund hereby employs the Adviser to act as the investment adviser for, and to manage the investment and reinvestment of the assets of the Fund in accordance with the Fund's investment objective and policies and limitations, and to administer the Fund's affairs to the extent requested by and subject to the supervision of the Board of Directors of the Fund for the period and upon the terms herein set forth. The investment of such assets shall be subject to the Fund's policies, restrictions and limitations with respect to securities investments as set forth in the Fund's registration statement on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940 covering the Fund's shares of common stock, including the Prospectus and Statement of Additional Information forming a part thereof, all as filed with the Securities and Exchange Commission and as from time to time amended, and all applicable laws and the regulations of the Securities and Exchange Commission relating to the management of registered open-end, diversified management investment companies.

The Adviser accepts such employment and agrees during such period to render such services, to furnish office facilities and equipment and clerical, bookkeeping and administrative services (other than such services, if any, provided by the Fund's custodian, transfer agent and shareholder service agent, and the like) for the Fund, to permit any of its officers or employees to serve without compensation as trustees or officers of the Fund if elected to such positions, and to assume the obligations herein set forth for the compensation herein provided. The Adviser shall, for all purposes herein provided, be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for nor represent the Fund in any way, nor otherwise be deemed an agent of the Fund.

For the services and facilities described in Section 1, the Fund will pay to the Adviser at the end of each month for the services and facilities described in
Section 1, an investment management fee computed at an annual rate of:

(For the Tax-Exempt, New York and California Funds)            (For the Tax-Free
                                          Fund)

----------------------------------------------------------    ----------------------------------------------------------
RATE                                    NET ASSETS            RATE                                    NET ASSETS
----------------------------------------------------------    ----------------------------------------------------------
 .4000%                          For the first $125 million    .5000%                          For the first $125 million
 .3875%                          For the next $125 million     .4875%                          For the next $125 million
 .3750%                          For the next $250 million     .4750%                          For the next $250 million
 .3625%                          For the next $500 million     .4625%                          For the next $500 million
 .3500%                          For the next $1 billion       .4500%                          For the next $1 billion
 .3250%                          For assets over $2 billion    .4250%                          For assets over $2 billion
----------------------------------------------------------    ----------------------------------------------------------

For the month and year in which this Agreement becomes effective, or terminates, there shall be an appropriate proration on the basis of the number of days that the Agreement shall have been in effect, during the month and year, respectively. The services of the Adviser to the Fund under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby.

The net asset value of the Fund shall be calculated as provided in the Articles of Incorporation of the Fund. On each day when net asset value is not calculated, the net asset value of a share of common stock of the Fund shall be deemed to be the net asset value of such share as of the close of business on the last day on which such calculation was made for the purpose of the foregoing computations.

3. Regardless of any of the above provisions, the Adviser guarantees that the total expenses of the Fund in any fiscal year, exclusive of taxes, interest, brokerage commissions, and extraordinary expenses such as litigation costs, shall not exceed, and the Adviser undertakes to pay or refund to the Fund any amount up to but not greater than the aggregate fees received by the Adviser under this Agreement for such fiscal year, the limitation imposed by any jurisdiction in which the Fund continues to offer and sell shares after exceeding such limitation.

4. The Adviser shall arrange for officers or employees of the Adviser to serve, without compensation from the Fund, as trustees, officers or agents of the Fund, if duly elected or appointed to such positions, and subject to their individual consent and to any limitations imposed by law.

5. Subject to applicable statutes and regulations, it is understood that officers, directors, or agents of the Fund are, or may be, interested in the Adviser as officers, directors, agents, shareholders or otherwise, and that the officers, directors, shareholders and agents of the Adviser may be interested in the Fund otherwise than as directors, officers or agents.

6. The Adviser shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

7. The Adviser currently manages other investment accounts and funds, including those with investment objectives similar to the Fund, and reserves the right to manage other such accounts and funds in the future. Securities considered as investments for the Fund may also be appropriate for other investment accounts and funds that may be managed by the Adviser. Subject to applicable laws and regulations, the Adviser will attempt to allocate equitably portfolio transactions among the Fund and the portfolios of its other investment accounts and funds purchasing or selling securities whenever decisions are made to purchase or sell securities by the Fund and one or more of such other accounts or funds simultaneously. In making such allocations, the main factors to be considered by the Adviser will be the respective investment objectives of the Fund and such other accounts and funds, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Fund and such other accounts and funds, the size of investment commitments generally held by the Fund and such accounts and funds, and the opinions of the persons responsible for recommending investments to the Fund and such other accounts and funds.

8. This Agreement shall continue in effect until August 1, 2000, unless and until terminated by either party as hereinafter provided, and shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved, at least annually, in the manner required by the Investment Company Act of 1940.

This Agreement shall automatically terminate in the event of its assignment, and may be terminated at any time without the payment of any penalty by the Fund or by the Adviser upon sixty (60) days' written notice to the other party. The Fund may effect termination by action of the Board of Directors, or, by vote of a majority of the outstanding voting securities of the Fund, accompanied by appropriate notice.

This Agreement may be terminated, at any time, without the payment of any penalty, by the Board of Directors of the Fund, or, by vote of a majority of the outstanding voting securities of the Fund, in the event that it shall have been established by a court of competent jurisdiction that the Adviser, or any officer or director of the Adviser, has taken any action which results in a breach of the covenants of the Adviser set forth herein.

Termination of this Agreement shall not affect the right of the Adviser to receive payments on any unpaid balance of the compensation, described in Section 2, earned prior to such termination.

9. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule, or otherwise, the remainder shall not be thereby affected.

10. The Adviser and its affiliates reserve the right to grant, at any time, the use of the name "Nuveen" or any approximation or abbreviation thereof, to any other investment company or business enterprise. Upon termination of this Agreement by either party, or by its terms, the Fund shall thereafter refrain from using any name of the Fund which includes "Nuveen" or any approximation or abbreviation thereof, or is sufficiently similar to such name as to be likely to cause confusion with such name, and shall not allude in any public statement or advertisement to the former association.

11. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for receipt of such notice.

IN WITNESS WHEREOF, the Fund and the Adviser have caused this Agreement to be executed on the day and year above written.


         NUVEEN [NAME OF FUND]                        NUVEEN ADVISORY CORP.
         by: ---------------------------              by: ---------------------------
                 Vice President                               Vice President
         Attest: -----------------------              Attest: -----------------------
                 Assistant Secretary                          Assistant Secretary

                                                                         ANNEX B

                         NUVEEN TAX-FREE RESERVES, INC.
                    NUVEEN TAX-FREE MONEY MARKET FUND, INC.
                  (NUVEEN NEW YORK TAX-FREE MONEY MARKET FUND)
                     NUVEEN CALIFORNIA TAX-FREE FUND, INC.
                 (NUVEEN CALIFORNIA TAX-FREE MONEY MARKET FUND)

                               12B-1 SERVICE PLAN

Pursuant to the provisions of Rule 12b-1 under the Investment Company Act of 1940 (the "Act"), this 12b-1 Service Plan (the "Plan") has been adopted for Nuveen Tax-Free Reserves, Inc., Nuveen Tax-Free Money Market Fund, Inc., on behalf of its Nuveen New York Tax-Free Money Market Fund series and Nuveen California Tax-Free Fund, Inc., on behalf of its Nuveen California Tax-Free Money Market Fund series (each collectively referred to as a "Fund" herein) by the members of the Fund's Board of Directors (the "Board"), including the Board members who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (the "Qualified Board Members") at a meeting called for the purpose of voting on this Plan.

1. Compensation. Each Fund will pay to John Nuveen & Co. Incorporated ("Nuveen") at the end of each calendar month a service fee computed at the annual rates set forth below. Nuveen shall compensate various financial service firms ("Firms") that appear as the dealer of record as to shares of the Fund (which may include Nuveen), in accordance with the provisions of the Fund's Service Agreement (the "Service Agreement"), for providing ongoing services to the Fund or its shareholders. Such services shall include establishing and maintaining shareholder accounts; processing purchase, redemption and exchange transactions; performing sub-accounting services; providing information or answering shareholders' inquiries as to the Fund, their shares of the Fund, or their overall investment portfolio; promoting sale of shares of the Fund; and other similar services. In its discretion, Nuveen may pay, out of its own resources, additional compensation or concessions to Firms satisfying certain criteria, in such amounts as Nuveen may determine from time to time. The service fee paid by the Fund shall be based upon average daily net assets of the Fund. For the month in which this Plan becomes effective or terminates, there shall be an appropriate proration of the service fee set forth in this Paragraph 1 on the basis of the number of days that the Plan and any agreements related to the Plan are in effect during the month.

Fees applicable to Nuveen California Tax-Free Money Market Fund and Nuveen New York Tax-Free Money Market Fund. Each such Fund shall pay 12b-1 service fees to Nuveen as described above at an annual rate of .25% of average daily net assets.

b. Fees applicable to Nuveen Tax-Free Reserves, Inc. The Fund shall pay 12b-1 service fees to Nuveen based on the annual percentage of the average daily net assets of the Fund in each dealer's account, as follows:

NET ASSETS                         SERVICE FEE
----------------------------------------------
Less than $2 million                      .10%
$2 million to $5 million                  .15%
$5 million to $10 million                 .20%
$10 million and over                      .25%
----------------------------------------------

2. Periodic Reporting. Nuveen shall prepare for the Board on a quarterly basis reports complying with the requirements of Rule 12b-1 showing 12b-1 fees paid by the Funds and amounts paid to the various Firms, and such other information as from time to time shall be reasonably requested by the Board.

3. Continuance. This Plan shall continue in effect indefinitely, provided that such continuance is approved at least annually by a vote of a majority of the Board, and of the Qualified Board Members, cast in person at a meeting called for such purpose or by vote of at least a majority of the outstanding voting securities of the affected Fund.

4. Termination. This Plan may be terminated at any time without penalty with respect to a Fund by vote of a majority of the Qualified Board Members or by vote of the majority of the outstanding voting securities of the Fund.

5. Amendment. This Plan may not be amended to increase materially the amount to be paid to Nuveen by a Fund for services with respect to the Fund without the vote of a majority of the outstanding voting securities of the Fund. All material amendments to this Plan must in any event be approved by a vote of a majority of the Board, and of the Qualified Board Members, cast in person at a meeting called for such purpose.

6. Selection of Non-Interested Board Members. So long as this Plan is in effect, the selection and nomination of those Board members who are not interested persons of the Fund will be committed to the discretion of Board members who are not themselves interested persons.

7. Recordkeeping. The Fund will preserve copies of this Plan, the Service Agreement, and all reports made pursuant to Paragraph 2 above for a period of not less than six (6) years from the date of this Plan, the Service Agreement, or any such report, as the case may be, the first two (2) years in an easily accessible place.

8. Limitation of Liability. Any obligation of a Fund hereunder shall be binding only upon the assets of the Fund and shall not be binding on any Board member, officer, employee, agent, or shareholder of the Fund. Neither the authorization of any action by the Board members or shareholders of the Fund nor the adoption of the Plan on behalf of the Fund shall impose any liability upon any Board member or upon any shareholder.

9. Definitions. The terms "interested person" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the Act and the rules and regulations thereunder.

10. Severability; Separate Action. In any provision of this Plan shall be held or made invalid by a court decision, rule or otherwise, the remainder of this Plan shall not be affected thereby. Action shall be taken separately for the Series or Class as the Act or the rules thereunder so require.

Adopted:

                                                                         ANNEX C

Proposed Amendment to the California Fund's Articles of Incorporation to add an additional paragraph in Article SIXTH, paragraph (a) (v) of the Articles of Incorporation as follows:

"Notwithstanding any provision of law requiring any action to be taken or authorized by the affirmative vote of the holders of a greater proportion of the votes of the Nuveen California Tax-Free Money Market Fund common shares of the Corporation (and of the Series of shares comprising such Class) (as used below in this paragraph, the "California Tax-Free Money Market Fund Shares"), such action shall be effective and valid if taken or authorized by the affirmative vote of a majority of the votes of the California Tax-Free Money Market Fund Shares entitled to be cast thereon."

  [This Page Intentionally Left Blank. Please Proceed To The Following Page.]

                                                                         ANNEX D

As of April 6, 1999, the following persons were the only persons who were record owners or, to the knowledge of the Funds, beneficial owners of 5% or more of the shares of a Fund (or, if applicable, a class thereof). The Funds believe that most of these shares were held in accounts for the fiduciary, agency or custodial customers of the persons listed below.

-------------------------------------------------------------------------------------------------------------------
                                               NAME AND ADDRESS                                       PERCENTAGE OF
                FUND                            OF SHAREHOLDER                 NUMBER OF SHARES        FUND SHARES
-------------------------------------------------------------------------------------------------------------------
TAX-EXEMPT FUND                        Maril & Co.                              45,825,659.34            12.90%
                                       FBO First Hawaiian Bank
                                       C/O Marshall & Ilsley Bank
                                       Attn: ACM 14th Floor
                                       1000 N Water Street
                                       Milwaukee, WI 53202
                                       National City Bank                       33,585,079.25             9.44%
                                       Trust OP Tax-Exempt MMKT FD
                                       Attn: Mike Russo
                                       Third Floor North Annex
                                       4100 W 150th Street
                                       Cleveland, OH 44135-1304
                                       JC Bradford & Co.                        22,907,673.93             6.45%
                                       Money Funds Operations
                                       Attn: Deborah Hombuckle
                                       330 Commerce Street
                                       Nashville, TN 37201-1805
                                       First Source Bank                        21,320,101.11             6.00%
                                       Attn: Jan Coob
                                       100 N Michigan Street
                                       South Bend, IN 46601-1610
TAX-FREE FUND                          Elaine D. Sammons                        14,129,052.71             5.53%
                                       4242 Lomo Alto Drive
                                       Dallas, TX 75219-1538
NEW YORK FUND
    Institutional Series               Nuveen Advisory Corp Inc.                    16,666.67              100%
                                       Attn: Darlene Cramer
                                       333 West Wacker Drive Floor 34
                                       Chicago, IL 60606-1220
    Distribution Plan Series           Sandra Bass                               6,074,295.16            15.31%
                                       47 Deer Park Road
                                       Great Neck, NY 11024-2138
                                       Estate of Edith Atlas                     4,532,534,78            13.67%
                                       Exec Sandra Bass
                                       Exec Morton Bass
                                       185 Great Neck Road
                                       Great Neck, NY 11021-331
                                       Morton Bass                               3,156,552.27             9.52%
                                       47 Deer Park Road
                                       Great Neck, NY 11024-2138
    Service Plan Series                Kendall A. Smith                            780,293.81            62.03%
                                       Kathryn M. Smith
                                       JT TEN
                                       10 Rockledge Place
                                       Mahopac, NY 10541-3137
                                       Henry Epstein                               153,116.91            12.17%
                                       and Bella Epstein
                                       JT TEN
                                       189 Lindberg Avenue
                                       Oceanside, NY 11572-5507

-------------------------------------------------------------------------------------------------------------------
                                               NAME AND ADDRESS                                       PERCENTAGE OF
                FUND                            OF SHAREHOLDER                 NUMBER OF SHARES        FUND SHARES
-------------------------------------------------------------------------------------------------------------------
CALIFORNIA FUND
    Institutional Series               Swiss Bank Corporation                    1,777,062.41            58.49%
                                       Attn: Kenneth Anderson SBT-32-B
                                       10 E 50th Street UBST-14-A ST
                                       New York, NY 10022-6831
                                       Lauer & Company                             623,247.02            20.51%
                                       C/O The Glenmede Trust CO 1
                                       Liberty PL
                                       1650 Market Street STE 1200
                                       Philadelphia, PA 18103-7301
                                       Arrowhead Trust Inc                          276,094.3             9.09%
                                       Attn: April Eden
                                       P.O. Box 736
                                       San Bernardino, CA 92402-0735
                                       Viro & Co                                      222,000             7.31%
                                       225 E. Colorado Boulevard
                                       Pasadena, CA 91101-1903
    Distribution Plan Series           Andrew D. Geller                          5,450,829.93             9.04%
                                       Geller Family Trust
                                       3297 Woodbine Street
                                       Los Angeles, CA 90064-4836
    Service Plan Series                Chase Manhattan Bank                      8,271,739.56            47.73%
                                       1211 Avenue of the Americas
                                       New York, NY 10036-8701
                                       Thurston Family Trust                     1,443,056.94             8.33%
                                       C/O Perry & Neidorf
                                       9720 Wilshire Boulevard PL 3
                                       Beverly Hills, CA 90212-2015
                                       John C. Downing                           1,044,968.82             6.03%
                                       John C. Downing Trust
                                       790 Neptune Avenue
                                       Encinitas, CA 92024-2060
                                       Swiss Bank Corporation                      987,239.37             5.70%
                                       Attn: Kenneth Anderson SBT 32B
                                       10 E 50th Street UBST-14A
                                       New York, NY 10022-6831
-------------------------------------------------------------------------------------------------------------------

                                                                        NUVXX699

                                     NUVEEN

                    NUVEEN TAX-EXEMPT MONEY MARKET FUND, INC.
                         SPECIAL MEETING OF SHAREHOLDERS

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
                THE SPECIAL MEETING OF SHAREHOLDERS, JUNE 4, 1999


A special meeting of shareholders will be held Friday, June 4, 1999, at 10:00 a.m., Central Time, in the 31st floor conference room of John Nuveen & Co. Incorporated, 333 W. Wacker Drive, Chicago, Illinois. At this meeting, you will be asked to vote on the proposals described in the attached proxy statement. The undersigned hereby appoints Timothy R. Schwertfeger, Alan G. Berkshire, Larry W. Martin and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned to represent and vote the shares of the undersigned at the Special Meeting of Shareholders of Nuveen Tax-Exempt Money Market Fund, Inc. (the "Fund") to be held on June 4, 1999, or any adjournment or adjournments thereof.

THE BOARD OF DIRECTORS HAS UNANIMOUSLY AGREED THAT THESE PROPOSALS ARE IN THE BEST INTERESTS OF SHAREHOLDERS AND URGES YOU TO VOTE IN FAVOR OF THE PROPOSALS.

You are encouraged to specify your choices by marking the appropriate boxes. If you do not mark any boxes, your proxy will be voted "FOR" all of the proposals. Please mark, sign, date and return this proxy card promptly using the enclosed envelope if you are not voting by telephone or over the Internet.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE OR OVER THE INTERNET. SEE THE ENCLOSED INSERT FOR FURTHER INSTRUCTIONS ON VOTING BY PHONE OR OVER THE INTERNET.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Vote on Directors (PROPOSAL 1).     ELECTION OF NOMINEES TO THE BOARD

                                    / / FOR All
                                    / / WITHHOLD All
                                    / / FOR All Except


To withhold authority to vote for an individual nominee, mark the box "FOR All Except" and write the nominee's number on the line below.

[01] Robert P. Bremner   [02] Lawrence H. Brown   [03] Anne E. Impellizzeri

[04] Peter R. Sawers   [05] William J. Schneider  [06] Timothy R. Schwertfeger

[07] Judith M. Stockdale
                                                       ---------------------
--------------------------------------------------------------------------------

If you wish to vote "FOR" or "AGAINST"             FOR       AGAINST     ABSTAIN
ALL of the proposals listed below, or
if you wish to "ABSTAIN" from voting               / /         / /         / /
on ALL such proposals, please mark the
appropriate box to the right:

If you mark a box to the right, you do
NOT need to vote on the individual
proposals listed below. If you mark
both a box to the right and the proposals below, the proxies will use the voting instructions indicated below for each proposal.

                                                   FOR       AGAINST     ABSTAIN
Vote on Proposals (2-7)

2. APPROVAL OF NEW INVESTMENT
MANAGEMENT AGREEMENT.                              / /         / /         / /

3. (NOT APPLICABLE TO TAX-FREE FUND)

4. APPROVAL OF PLAN AND
AGREEMENT OF REORGANIZATION.                       / /         / /         / /

5. APPROVAL OF AMENDMENTS TO
THE FUND'S INVESTMENT OBJECTIVE.                   / /         / /         / /

6.  APPROVAL OF THE ELIMINATION
OF TWO OF THE FUND'S FUNDAMENTAL

INVESTMENT POLICIES.

A) UNSEASONED ISSUERS                              / /         / /         / /

B) LIMITATION ON OWNERSHIP
         OF SECURITIES                             / /         / /         / /

7.  TO RATIFY THE SELECTION OF
ARTHUR ANDERSEN LLP AS
INDEPENDENT AUDITORS.                              / /         / /         / /

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the special meeting.

The shares to which this proxy relates will be voted as specified. If no specification is made, such shares will be voted "FOR" the election of nominees to the Board and "FOR" the proposals set forth on this proxy.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY IF YOU ARE NOT VOTING BY PHONE OR OVER THE INTERNET.

NOTE: Please sign your name exactly as it appears on this proxy. If shares are held jointly, each holder must sign the proxy. If you are signing on behalf of an estate, trust or corporation, please state your title or capacity.

Shareholder sign here _________________ Date _________

Co-owner sign here __________________ Date ___________

                                     NUVEEN

                         NUVEEN TAX-FREE RESERVES, INC.
                         SPECIAL MEETING OF SHAREHOLDERS

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
                THE SPECIAL MEETING OF SHAREHOLDERS, JUNE 4, 1999


A special meeting of shareholders will be held Friday, June 4, 1999, at 10:00 a.m., Central Time, in the 31st floor conference room of John Nuveen & Co. Incorporated, 333 W. Wacker Drive, Chicago, Illinois. At this meeting, you will be asked to vote on the proposals described in the attached proxy statement. The undersigned hereby appoints Timothy R. Schwertfeger, Alan G. Berkshire, Larry W. Martin and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned to represent and vote the shares of the undersigned at the Special Meeting of Shareholders of Nuveen Tax-Free Reserves, Inc. (the "Fund") to be held on June 4, 1999, or any adjournment or adjournments thereof.

THE BOARD OF DIRECTORS HAS UNANIMOUSLY AGREED THAT THESE PROPOSALS ARE IN THE BEST INTERESTS OF SHAREHOLDERS AND URGES YOU TO VOTE IN FAVOR OF THE PROPOSALS.

You are encouraged to specify your choices by marking the appropriate boxes. If you do not mark any boxes, your proxy will be voted "FOR" all of the proposals. Please mark, sign, date and return this proxy card promptly using the enclosed envelope if you are NOT voting by telephone or over the Internet.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE OR OVER THE INTERNET. SEE THE ENCLOSED INSERT FOR FURTHER INSTRUCTIONS ON VOTING BY PHONE OR OVER THE INTERNET.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Vote on Directors (PROPOSAL 1).     ELECTION OF NOMINEES TO THE BOARD

                                    / / FOR All
                                    / / WITHHOLD All
                                    / / FOR All Except


To withhold authority to vote for an individual nominee, mark the box "FOR All Except" and write the nominee's number on the line below.

[01] Robert P. Bremner   [02] Lawrence H. Brown   [03] Anne E. Impellizzeri

[04] Peter R. Sawers   [05] William J. Schneider  [06] Timothy R. Schwertfeger

[07] Judith M. Stockdale
                                                       ---------------------
--------------------------------------------------------------------------------

If you wish to vote "FOR" or "AGAINST"             FOR       AGAINST     ABSTAIN
ALL of the proposals listed below, or
if you wish to "ABSTAIN" from voting               / /         / /         / /
on ALL such proposals, please mark the
appropriate box to the right:

If you mark a box to the right, you do
NOT need to vote on the individual
proposals listed below. If you mark
both a box to the right and the proposals below, the proxies will use the voting instructions indicated below for each proposal.

                                                   FOR       AGAINST     ABSTAIN
Vote on Proposals (2-7)

2. APPROVAL OF NEW INVESTMENT
MANAGEMENT AGREEMENT.                              / /         / /         / /

3. APPROVAL OF THE NEW RULE
12B-1 PLAN.                                        / /         / /         / /

4. APPROVAL OF PLAN AND
AGREEMENT OF REORGANIZATION.                       / /         / /         / /

5. APPROVAL OF AMENDMENTS TO
THE FUND'S INVESTMENT OBJECTIVE.                   / /         / /         / /

6.  APPROVAL OF THE ELIMINATION
OF TWO OF THE FUND'S FUNDAMENTAL

INVESTMENT POLICIES.

A) UNSEASONED ISSUERS                            / /         / /           / /

B) LIMITATION ON OWNERSHIP
         OF SECURITIES                           / /         / /           / /

7.  TO RATIFY THE SELECTION OF
ARTHUR ANDERSEN LLP AS
INDEPENDENT AUDITORS.                            / /         / /           / /


In their discretion, the proxies are authorized to vote upon such other business as may properly come before the special meeting.

The shares to which this proxy relates will be voted as specified. If no specification is made, such shares will be voted "FOR" the election of nominees to the Board and "FOR" the proposals set forth on this proxy.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY IF YOU ARE NOT VOTING BY PHONE OR OVER THE INTERNET.

NOTE: Please sign your name exactly as it appears on this proxy. If shares are held jointly, each holder must sign the proxy. If you are signing on behalf of an estate, trust or corporation, please state your title or capacity.


Shareholder sign here _________________ Date _________

Co-owner sign here __________________ Date ___________

                                     NUVEEN

                     NUVEEN TAX-FREE MONEY MARKET FUND, INC.
                  (NUVEEN NEW YORK TAX-FREE MONEY MARKET FUND)
                         SPECIAL MEETING OF SHAREHOLDERS

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
                THE SPECIAL MEETING OF SHAREHOLDERS, JUNE 4, 1999


A special meeting of shareholders will be held Friday, June 4, 1999, at 10:00 a.m., Central Time, in the 31st floor conference room of John Nuveen & Co. Incorporated, 333 W. Wacker Drive, Chicago, Illinois. At this meeting, you will be asked to vote on the proposals described in the attached proxy statement. The undersigned hereby appoints Timothy R. Schwertfeger, Alan G. Berkshire, Larry W. Martin and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned to represent and vote the shares of the undersigned at the Special Meeting of Shareholders of Nuveen Tax-Free Money Market Fund, Inc. (Nuveen New York Tax-Free Money Market Fund) (the "Fund") to be held on June 4, 1999, or any adjournment or adjournments thereof.

THE BOARD OF DIRECTORS HAS UNANIMOUSLY AGREED THAT THESE PROPOSALS ARE IN THE BEST INTERESTS OF SHAREHOLDERS AND URGES YOU TO VOTE IN FAVOR OF THE PROPOSALS.

You are encouraged to specify your choices by marking the appropriate boxes. If you do not mark any boxes, your proxy will be voted "FOR" all of the proposals. Please mark, sign, date and return this proxy card promptly using the enclosed envelope if you are not voting by telephone or over the Internet.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE OR OVER THE INTERNET. SEE THE ENCLOSED INSERT FOR FURTHER INSTRUCTIONS ON VOTING BY PHONE OR OVER THE INTERNET.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Vote on Directors (PROPOSAL 1)      ELECTION OF NOMINEES TO THE BOARD

                                    / / FOR All
                                    / / WITHHOLD All
                                    / / FOR ALL Except

To withhold authority to vote for an individual nominee, mark the box "FOR All Except" and write the nominee's number on the line below.

[01] Robert P. Bremner   [02] Lawrence H. Brown   [03] Anne E. Impellizzeri

[04] Peter R. Sawers   [05] William J. Schneider  [06] Timothy R. Schwertfeger

[07] Judith M. Stockdale
                                                       ---------------------
--------------------------------------------------------------------------------

If you wish to vote "FOR" or "AGAINST"
ALL of the proposals listed below, or
if you wish to "ABSTAIN" from voting               FOR      AGAINST     ABSTAIN
on ALL such proposals, please mark the
appropriate box to the right:
                                                   / /        / /         / /
If you mark a box to the right, you do
NOT need to vote on the individual
proposals listed below. If you mark
both a box to the right and the proposals below, the proxies will use the voting instructions indicated below for each proposal.

                                                   FOR      AGAINST    ABSTAIN
Vote on Proposals (2-7)

PROPOSAL 2. APPROVAL OF NEW INVESTMENT
MANAGEMENT AGREEMENT.                              / /        / /        / /

PROPOSAL 3. APPROVAL OF THE NEW RULE
12B-1 PLAN, CLASS CONSOLIDATION
AND, AS NECESSARY, IMPLEMENTING
AN AMENDMENT TO ARTICLES OF
INCORPORATION                                      / /        / /        / /

PROPOSAL 4. APPROVAL OF PLAN AND
AGREEMENT OF REORGANIZATION.                       / /        / /        / /

PROPOSAL 5. APPROVAL OF AMENDMENTS TO
THE FUND'S INVESTMENT OBJECTIVE.                   / /        / /        / /

6.  APPROVAL OF THE ELIMINATION
    OF TWO OF THE  FUND'S  FUNDAMENTAL
    INVESTMENT POLICIES.

    A) UNSEASONED ISSUERS                     / /        / /        / /

    B) LIMITATION ON OWNERSHIP
             OF SECURITIES                    / /        / /        / /

7.  TO RATIFY THE SELECTION OF
    ARTHUR ANDERSEN LLP AS
    INDEPENDENT AUDITORS.                     / /        / /        / /


In their discretion, the proxies are authorized to vote upon such other business as may properly come before the special meeting.

The shares to which this proxy relates will be voted as specified. If no specification is made, such shares will be voted "FOR" the election of nominees to the Board and "FOR" the proposals set forth on this proxy.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY IF YOU ARE NOT VOTING BY PHONE OR OVER THE INTERNET.

NOTE: Please sign your name exactly as it appears on this proxy. If shares are held jointly, each holder must sign the proxy. If you are signing on behalf of an estate, trust or corporation, please state your title or capacity.

Shareholder sign here _________________ Date _________

Co-owner sign here __________________ Date ___________

                                     NUVEEN

                      NUVEEN CALIFORNIA TAX-FREE FUND, INC.
                 (NUVEEN CALIFORNIA TAX-FREE MONEY MARKET FUND)
                         SPECIAL MEETING OF SHAREHOLDERS

                  PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
                THE SPECIAL MEETING OF SHAREHOLDERS, JUNE 4, 1999


A special meeting of shareholders will be held Friday, June 4, 1999, at 10:00 a.m., Central Time, in the 31st floor conference room of John Nuveen & Co. Incorporated, 333 W. Wacker Drive, Chicago, Illinois. At this meeting, you will be asked to vote on the proposals described in the attached proxy statement. The undersigned hereby appoints Timothy R. Schwertfeger, Alan G. Berkshire, Larry W. Martin and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned to represent and vote the shares of the undersigned at the Special Meeting of Shareholders of Nuveen California Tax-Free Fund, Inc. (Nuveen California Tax-Free Money Market Fund) (the "Fund") to be held on June 4, 1999, or any adjournment or adjournments thereof.

THE BOARD OF DIRECTORS HAS UNANIMOUSLY AGREED THAT THESE PROPOSALS ARE IN THE BEST INTERESTS OF SHAREHOLDERS AND URGES YOU TO VOTE IN FAVOR OF THE PROPOSALS.

You are encouraged to specify your choices by marking the appropriate boxes. If you do not mark any boxes, your proxy will be voted "FOR" all of the proposals. Please mark, sign, date and return this proxy card promptly using the enclosed envelope if you are not voting by telephone or over the Internet.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE OR OVER THE INTERNET. SEE THE ENCLOSED INSERT FOR FURTHER INSTRUCTIONS ON VOTING BY PHONE OR OVER THE INTERNET.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Vote on Directors (PROPOSAL 1)      ELECTION OF NOMINEES TO THE BOARD

                                    / / FOR All
                                    / / WITHHOLD All
                                    / / FOR All Except

To withhold authority to vote for an individual nominee, mark the box "FOR All Except" and write the nominee's number on the line below.

[01] Robert P. Bremner   [02] Lawrence H. Brown   [03] Anne E. Impellizzeri

[04] Peter R. Sawers   [05] William J. Schneider  [06] Timothy R. Schwertfeger

[07] Judith M. Stockdale
                                                       ---------------------
--------------------------------------------------------------------------------

If you wish to vote "FOR" or "AGAINST"
ALL of the proposals listed below, or              FOR      AGAINST     ABSTAIN
if you wish to "ABSTAIN" from voting
on ALL such proposals, please mark the
appropriate box to the right:                      / /        / /         / /

If you mark a box to the right, you do
NOT need to vote on the individual
proposals listed below. If you mark
both a box to the right and the proposals below, the proxies will use the voting instructions indicated below for each proposal.

                                                  FOR      AGAINST     ABSTAIN
Vote on Proposals (2-7)

2. APPROVAL OF NEW INVESTMENT
MANAGEMENT AGREEMENT.                             / /        / /         / /

3. APPROVAL OF THE NEW RULE
12B-1 PLAN, CLASS CONSOLIDATION
AND, AS NECESSARY, IMPLEMENTING
AN AMENDMENT TO ARTICLES OF
INCORPORATION                                     / /        / /         / /

4. APPROVAL OF PLAN AND
AGREEMENT OF REORGANIZATION, AND
APPROVAL OF AMENDMENT TO ARTICLES
TO LOWER REQUIRED VOTE.                           / /        / /         / /

5.  APPROVAL OF AMENDMENTS TO
    THE FUND'S INVESTMENT OBJECTIVE.         / /        / /         / /


6.  APPROVAL OF THE ELIMINATION
    OF TWO OF THE  FUND'S  FUNDAMENTAL
    INVESTMENT POLICIES.

    A) UNSEASONED ISSUERS                    / /        / /         / /

    B) LIMITATION ON OWNERSHIP
             OF SECURITIES                   / /        / /         / /

7.  TO RATIFY THE SELECTION OF
    ARTHUR ANDERSEN LLP AS
    INDEPENDENT AUDITORS.                    / /        / /         / /

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the special meeting.

The shares to which this proxy relates will be voted as specified. If no specification is made, such shares will be voted "FOR" the election of nominees to the Board and "FOR" the proposals set forth on this proxy.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY IF YOU ARE NOT VOTING BY PHONE OR OVER THE INTERNET.

NOTE: Please sign your name exactly as it appears on this proxy. If shares are held jointly, each holder must sign the proxy. If you are signing on behalf of an estate, trust or corporation, please state your title or capacity.

Shareholder sign here _________________ Date _________

Co-owner sign here __________________ Date ___________